UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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OneMain Holdings, Inc.

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April 13, 2021
Dear Stockholders:
On behalf of the Board of Directors, I am pleased to invite you to attend our 2021 Annual Meeting of Stockholders, which will be held on May 25, 2021 at 1:00 p.m. local time, at our offices located at 1011 Centre Road, Suite 402, Wilmington, Delaware 19805* (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying materials.
Whether or not you attend the meeting in person, it is important that your shares be represented and voted. In addition to voting in person, stockholders may vote via a toll-free telephone number or over the Internet. Stockholders who request a paper copy of the Proxy Statement and Combined Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) by mail may also vote by completing, signing, and mailing the enclosed proxy card promptly in the return envelope provided. You can, of course, vote in person at the meeting, but you are encouraged to send in the proxy card, or vote online or by telephone, to ensure your vote is counted should you be unable to attend for any reason. You may revoke your proxy and vote in person at the meeting if you choose to do so.
Sincerely,
Douglas H. Shulman
President, Chief Executive Officer &
Chairman of the Board
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 25, 2021: This Notice of Annual Meeting and Proxy Statement and the 2020 Annual Report are available on the Internet at www.proxyvote.com.

*
Please note the caution regarding possible alternative arrangements for the Annual Meeting in the Notice of the 2021 Annual Meeting of Stockholders.

ONEMAIN HOLDINGS, INC.
601 NW Second Street
Evansville, Indiana 47708
April 13, 2021
NOTICE OF THE
2021 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	May 25, 2021 1:00 p.m., local time
Place:	1011 Centre Road, Suite 402 Wilmington, Delaware 19805*
Meeting Agenda:
1.
To elect three Class II directors, Lisa Green Hall, Matthew R. Michelini, and Douglas H. Shulman, to serve until the 2024 Annual Meeting and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation, or removal.

2. To approve the OneMain Holdings, Inc. Employee Stock Purchase Plan.
3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for OneMain Holdings, Inc. for the year ending December 31, 2021.
4. Such other business as may be properly brought before the meeting or any adjournments or postponements thereof.
Record Date:	In order to vote, you must have been a stockholder at the close of business on March 31, 2021.
Voting Options:	You have three options for submitting your vote before the Annual Meeting: • Internet, through computer or mobile device such as a tablet or smartphone; • Telephone; or • Mail
Please vote as soon as possible, even if you plan to attend the Annual Meeting.
By order of the Board of Directors,
Jack R. Erkilla
Senior Vice President,
Deputy General Counsel & Secretary

*
We are actively monitoring the public health and travel safety concerns relating to the evolving COVID-19 situation and the advisories or mandates that federal, state, and local governments, and related agencies, may issue. In the event we determine that it is not possible or advisable to hold our annual meeting as currently planned, we will publicly announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting in a different location or solely by means of remote communication (i.e., a virtual-only annual meeting). If you are planning to attend our annual meeting, please check the Investor Relations section of our website, which can be accessed at http://investor.onemainfinancial.com, prior to the meeting date for any updated information.

PROXY STATEMENT
This Proxy Statement and the accompanying materials are being made available to OneMain Holdings, Inc. stockholders beginning on or about April 13, 2021. In this Proxy Statement, “OMH” refers to OneMain Holdings, Inc., and the “Company,” “we,” “us,” or “our” may refer to OneMain Holdings, Inc. or to it and one or more of its subsidiaries, as the context may require. This Proxy Statement contains information to assist you in voting your shares on the matters to be presented at the Company’s 2021 Annual Meeting of Stockholders to be held on May 25, 2021 (the “Annual Meeting”).
ANNUAL MEETING AND VOTING Q&A
Q:
What is this document?

A:   This document is called a Proxy Statement. This Proxy Statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by the Securities and Exchange Commission or “SEC” and the rules of the New York Stock Exchange or “NYSE”. This Proxy Statement is used by the Company’s Board of Directors to solicit proxies to be voted at the Annual Meeting. Proxies are solicited to give all stockholders an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting.
Q:
Who pays the cost of soliciting proxies?

A:   We are making this solicitation and will pay all costs of soliciting proxies. The solicitation of proxies or votes may be made by mail, in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage firms and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Q:
How is the Company distributing proxy materials?

A:   We are using the SEC rule that allows companies to furnish proxy materials to their stockholders over the Internet. In accordance with this rule, on or about April 13, 2021, we mailed a Notice of Internet Availability to all stockholders entitled to vote at the Annual Meeting. By doing so, we save costs and reduce our impact on the environment. The Notice tells you how to:
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view our proxy materials for the Annual Meeting, including this proxy statement and the OneMain Holdings, Inc. Combined Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”), on the Internet and vote; and

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instruct us to send proxy materials to you by mail or email.

You may also request delivery of an individual copy of the Proxy Statement and 2020 Annual Report by contacting us by mail at OneMain Holdings, Inc., c/o Secretary, 601 NW Second Street, Evansville, Indiana 47708 or by calling our Investor Relations department at (812) 492-2582.
Q:
When and where will the Annual Meeting be held?

A:   The meeting will be held on May 25, 2021, at our corporate offices located at 1011 Centre Road, Suite 402, Wilmington, Delaware 19805, beginning at 1:00 p.m., local time. Stockholders may obtain directions to the location of the meeting by contacting the Company’s Secretary at 601 NW Second Street, Evansville, Indiana 47708, Telephone: (812) 424-8031. See “What if the Annual Meeting cannot be held as currently scheduled?” below for more information.
Q:
What is the structure of our Board of Directors?

A:   Our Board consists of nine members divided evenly into three classes, although currently we have eight directors and one vacancy following the resignation of our former Chairman. The Board has elected a new independent director to fill the vacancy, effective June 1, 2021. Each class serves a three-year term. Three Class II directors are up for re-election at the Annual Meeting.

Q:
What matters will the stockholders vote on at the meeting?

A:
You will be voting on the following:

1.
elect three Class II directors, Lisa Green Hall, Matthew R. Michelini, and Douglas H. Shulman, to serve until the 2024 Annual Meeting, and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal (the “Director Election Proposal”);

2.
to approve the OneMain Holdings, Inc. Employee Stock Purchase Plan (the “ESPP Proposal”).

3.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (the “Ratification of Auditors Proposal”); and

4.
to consider and act upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

Q:
What are the Board’s voting recommendations?

A:	1. Director Election Proposal	FOR each of the three nominees named in this Proxy Statement
	2. ESPP Proposal	FOR
	3. Ratification of Auditors Proposal	FOR

Q:
Who may vote at the meeting?

A.   All stockholders who owned shares of Company common stock at the close of business on the record date of March 31, 2021 may attend and vote at the meeting.
Q.
How do I vote and what are the voting deadlines?

A.   You can vote either in person at the meeting or by proxy whether you attend the meeting or not. You can vote by telephone or Internet by following the instructions on the proxy card. If you are a registered holder of shares of Company common stock, you can also vote by mail by completing, signing, dating, and returning your proxy card. If you hold your shares of our common stock beneficially in street name, you may submit proxies by following the voting instructions provided by your broker, bank, or other nominee. See “What If I Am A ‘Beneficial Owner?’” below for more information. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on May 24, 2021.
Q:
What If I Am a “Beneficial Owner?”

A:   If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of our common stock through a broker, bank or other nominee), you will receive voting instructions (including, if your broker, bank, or other nominee elects to do so, instructions on how to vote your shares by telephone or over the Internet) from the record holder, and you must follow those instructions to have your shares voted at the Annual Meeting.
Q:
What is the effect of abstentions and broker “non-votes”?

A:   The inspector will treat valid proxies marked “abstain” or proxies required to be treated as broker “non-votes” as present for purposes of determining whether there is a quorum at the Annual Meeting. A broker non-vote occurs when you fail to provide your broker with voting instructions on a particular proposal and the broker does not have discretionary authority to vote your shares on that particular proposal because the proposal is not considered a “routine” matter. The only routine matter scheduled to be voted upon at the Annual Meeting is the Ratification of Auditors Proposal. The Director Election Proposal and the ESPP Proposal are considered non-routine; therefore, broker non-votes may exist in connection with those proposals. Accordingly, if you hold your shares in “street name” through a broker or other nominee, it is critical that you instruct your broker or other nominee how to vote on the Director Election Proposal and the ESPP Proposal if you want your vote to count.

Abstentions and broker non-votes with respect to the Director Election Proposal will have no effect on the outcome of the Director Election Proposal. Abstentions will have the effect of a vote against the ESPP Proposal. Broker non-votes will have no effect on the outcome of the ESPP Proposal. No broker non-votes are expected in connection with the Ratification of Auditors Proposal, which is considered a routine matter.
Q:
Can I change my voting instructions before the meeting?

A:
You may revoke your proxy at any time before it is voted at the Annual Meeting by:

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delivering a written notice of revocation to our Secretary at 601 NW Second Street, Evansville, Indiana 47708;

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submitting another signed proxy card with a later date;

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submitting another proxy by telephone or over the Internet at a later date; or

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attending the Annual Meeting and voting in person

If your shares are held in “street name,” please follow the directions given by the institution that holds your shares to change or revoke your voting instructions.
Q:
Is my vote confidential?

A:   We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our inspector of election to examine these documents. If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to our management and the Board to review your comments.
Q:
How many votes do I have?

A:   You will have one vote for each share of Company common stock that you owned at the close of business on March 31, 2021, the record date for the meeting.
Q:
Who will tabulate and count the votes?

A:   Representatives or agents of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the Company’s inspector of election.
Q:
How many shares of stock are eligible to vote at the Annual Meeting?

A:   At the close of business on March 31, 2021, there were a total of 134,477,096 shares of Company common stock issued and outstanding and eligible to vote at the Annual Meeting.
Q:
How many shares must be present to hold the Annual Meeting?

A:    The holders of a majority of the shares of Company common stock outstanding as of the record date and entitled to vote at the Annual Meeting must be present, in person or by proxy, in order to hold the Annual Meeting and conduct business. This is called a quorum. In determining whether a quorum is present, shares represented by votes to withhold, abstentions, and broker non-votes will be deemed present at the Annual Meeting. Once a share is deemed present for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the remainder of the Annual Meeting.
Q:
How many votes are required to elect directors and adopt other proposals?

A:    Proposal 1—Director Election Proposal: Directors are elected by a plurality of the votes of holders of shares present, in person or by proxy, and entitled to vote at a meeting of stockholders at which a quorum is present. Accordingly, the three nominees named in this proxy statement with the highest number of “FOR” votes will be elected. Votes to withhold and broker non-votes, if any, will not have any effect on the election of a director.
Proposal 2—ESPP Proposal: Approval of the ESPP Proposal requires the affirmative vote of the holders of a majority of the total number of shares present, in person or by proxy, and entitled to vote on the proposal. Abstentions will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Proposal 3—Ratification of Auditors Proposal: Approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of the holders of a majority of the total number of shares present, in person or by proxy, and entitled to vote on the proposal. Abstentions will be counted as present and entitled to vote on this proposal, and will therefore have the same effect as a vote against this proposal. We do not expect there to be any broker non-votes with respect to this proposal.
Other business: All other business that may properly come before the Annual Meeting requires the affirmative vote of the holders of a majority of the total number of shares present, in person or by proxy, and entitled to vote on any such other business.
Q:
How do I attend the Annual Meeting?

A:   Admission to the Annual Meeting is limited to Company stockholders or their proxy holders. In order to be admitted to the Annual Meeting, each stockholder will be asked to present proof of stock ownership and a valid government-issued photo identification, such as a driver’s license. Proof of stock ownership may consist of the proxy card, or if shares are held in the name of a broker, bank, or other nominee, i.e., in “street name,” an account statement or letter from the nominee indicating that you beneficially owned shares of Company common stock at the close of business on March 31, 2021, the record date for the Annual Meeting.
Q:
What if the Annual Meeting cannot be held as currently scheduled?

A:   We currently plan to hold the Annual Meeting in person. However, we continue to actively monitor the public health and travel safety concerns relating to the evolving COVID-19 situation and the advisories or mandates that federal, state, and local governments, and related agencies, may issue. In the event we determine that it is not possible or advisable to hold the Annual Meeting as currently planned, we will publicly announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting in a different location or solely by means of remote communication (i.e., a virtual-only annual meeting). If you are planning to attend our Annual Meeting, please check the Investor Relations section of our website, which can be accessed at http://investor.onemainfinancial.com, prior to the meeting date for any updated information.
Q:
Where can I find the voting results of the Annual Meeting?

A:   We intend to announce preliminary voting results at the Annual Meeting and report final results on a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

CORPORATE GOVERNANCE
Governing Documents
The Company’s corporate governance framework is primarily composed of the following:
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Corporate Governance Guidelines (“Governance Guidelines”)

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Audit Committee Charter

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Compensation Committee Charter

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Nominating and Corporate Governance (“NCG”) Committee Charter

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Compliance Committee Charter

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Risk Committee Charter

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Code of Business Conduct and Ethics (“Code of Conduct”)

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Code of Ethics for the Principal Executive and Senior Financial Officers (“Principal Officer Code”)

These documents are accessible on the Company’s website at http://www.onemainfinancial.com by clicking on “Investor Relations” at the bottom of the webpage and then “Corporate Governance.” You also may obtain a free copy of any of these documents by sending a written request to our Secretary at OneMain Holdings, Inc., 601 NW Second Street, Evansville, Indiana 47708. We intend to disclose any material amendments to or waivers of our Code of Conduct and Principal Officer Code requiring disclosure under applicable SEC or NYSE rules on our website within four business days of the date of any such amendment or waiver in lieu of filing a Current Report on Form 8-K pursuant to Item 5.05 thereof.
Corporate Governance Guidelines
The Governance Guidelines set forth the Company’s primary principles and policies regarding corporate governance. The Board reviews the Governance Guidelines from time to time as deemed appropriate by the Board. The Governance Guidelines are supplemented by the Code of Conduct and the Principal Officer Code, as well as by policies and procedures addressing specific topics and practices.
Codes of Conduct
The Board adopted a Code of Conduct to help ensure that the Company abides by applicable laws and corporate governance standards. This code applies to all directors, employees, and officers, including our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and principal accounting officer. The Board has also adopted a Principal Officer Code that applies to our CEO, CFO, and principal accounting officer. The Code of Conduct and the Principal Officer Code are available on our website as outlined above.
Board’s Role in Risk Oversight
While management is responsible for day-to-day risk management of the Company’s operations, the Board is responsible for overseeing enterprise-wide risks. The Board uses its standing committees (discussed below) to monitor and address risk management within the scope of each committee’s expertise or charter. For example: the Audit Committee oversees the financial statements, accounting, and auditing functions and related risk; the Compensation Committee oversees the Company’s compensation programs, including goals, objectives, performance, and compensation for our CEO and other executive officers, and the compensation disclosure in this Proxy Statement; and the NCG Committee oversees director qualifications, Board structure, and corporate governance matters. The Board also has established a Compliance Committee to oversee regulatory compliance matters, which provides regular reports to the Board. The Risk Committee oversees the development and implementation of systems and processes to identify, manage, and mitigate reasonably foreseeable material risks to the Company and to assist the Board and its committees in fulfilling their responsibilities for risk management, including cybersecurity and information security risks.

In addition to getting information from its committees, the Board also receives updates directly from members of management. In this regard, Douglas H. Shulman, due to his position as President and CEO and Chairman of the Board of the Company, is particularly important in communicating with other members of management and keeping the Board updated on the important aspects of the Company’s operations.
Independent Directors
We recognize the importance of having an independent Board that is accountable to the Company and its stockholders. Accordingly, the Governance Guidelines provide that a majority of the Board’s directors shall be independent in accordance with the NYSE listing standards. Our Board has affirmatively determined that Lisa Green Hall, Roy A. Guthrie, Peter B. Sinensky, Matthew R. Michelini, Aneek S. Mamik, and Richard A. Smith are “independent” under Section 303A.02 of the NYSE listing standards. In making these determinations, the Board considered all relevant facts and circumstances as required by applicable NYSE listing standards
Presiding Independent Director
Our presiding independent director provides significant independent Board leadership. Mr. Guthrie has served as our presiding independent director since the 2014 Annual Meeting of Stockholders. The presiding independent director’s responsibilities include leading executive sessions of the independent directors and serving as an informal liaison between the independent directors and the Chairman and CEO. The Company’s independent directors met in executive session without management two times in 2020.
Environmental, Social, and Governance Responsibility
Our approach to Environmental, Social, and Governance (“ESG”) is a natural extension of our reputation as a responsible lender with a track record of superb customer service.
Whether we are supporting employees, building healthy communities, limiting our environmental impact, or maintaining sound governance practices, we are unwavering in our customer-focused mission. We identify where we can have the most impact, collectively and individually, and make sure each employee is equipped to inspire and influence others to live and work responsibly.
In 2020, we issued our first ESG Report, which provides an overview of our ESG initiatives from 2019 and is available at https://www.onemainfinancial.com/pdf/OneMainESGoverview.pdf. We will issue an ESG Report later in 2021 that will update stakeholders on the progress that we made in 2020. In the interim, you can find current information about our ESG efforts on our Investor Relations website at http://investor.onemainfinancial.com by clicking on the “Events & Presentations” tab and then “Presentations.” We are providing the addresses to our website solely for the information of our investors and do not intend the addresses to be active links or to otherwise incorporate the contents of the website into this proxy statement.
Board, Committee, and Annual Meeting Attendance
The Board held eight meetings during 2020. Each director attended at least 75% of Board and committee meetings held during the period he or she served, except for Mr. Michelini, who attended at least 75% of Board meetings but less than 75% of total Board and committee meetings. Directors are invited and encouraged, but are not required, to attend the Annual Meeting. One of the Company’s directors attended the Company’s 2020 Annual Meeting of Stockholders.
Communications with the Board of Directors
Any Company stockholder or other interested party who wishes to communicate with the Board or any of its members may do so by writing to: Board of Directors (or one or more named directors), c/o Jack R. Erkilla, Senior Vice President, Deputy General Counsel & Secretary, OneMain Holdings, Inc., 601 NW Second Street, Evansville, Indiana 47708 or visit https://investor.onemainfinancial.com/corporate-governance/contact-the-board/default.aspx.

Communications with the Audit Committee
Complaints and concerns relating to the Company’s accounting, financial reporting, internal accounting controls, or auditing matters (together, “Accounting Matters”) should be communicated to the Audit Committee of the Board. Any such communications may be made on an anonymous basis. Employee concerns or complaints may be reported to the Audit Committee through approved internal channels or by contacting a third-party vendor, Navex Global, Inc., that has been retained by the Audit Committee for this purpose. Navex Global may be contacted toll-free at (855) 296-9088, or via the Internet at http://www.onemainfinancial.alertline.com. Outside parties, including stockholders, may bring issues regarding Accounting Matters to the attention of the Audit Committee by writing to: Audit Committee, c/o Jack R. Erkilla, Senior Vice President, Deputy General Counsel & Secretary, OneMain Holdings, Inc., 601 NW Second Street, Evansville, Indiana 47708.
All complaints and concerns will be reviewed under the direction of the Audit Committee and overseen by the General Counsel and other appropriate persons as determined by the Audit Committee. The General Counsel also prepares a periodic summary report of all such communications for the Audit Committee.
Criteria and Procedures for Selection of Director Nominees
Although the Board retains ultimate responsibility for nominating members for election to the Board, the NCG Committee of the Board conducts the initial screening and evaluation process. As provided in the Company’s Governance Guidelines, director nominees, including those directors eligible to stand for re-election, are selected based on, among other things, the following factors:
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whether the nominee has demonstrated, by significant accomplishment in his or her field, an ability to make meaningful contributions to the Board’s oversight of the business and affairs of the Company;

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the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities;

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experiences, skills, and expertise;

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diversity;

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business judgment;

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composition of the Board;

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requirements of applicable laws and NYSE listing standards;

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time availability and dedication; and

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conflicts of interest.

While the NCG Committee has not adopted a formal diversity policy for the selection of director nominees, diversity is one of the factors that the committee considers in identifying director nominees. When evaluating diversity, the NCG Committee considers general principles of diversity in the broadest sense including diversity of thought, educational and professional background, gender, race, age, sexual orientation, or ethnic and national background. The NCG Committee seeks to recommend the nomination of directors who represent different qualities and attributes and a mix of professional and personal backgrounds and experiences that will enhance the quality of the Board’s deliberations and oversight of our business. We presently have two female directors, one of whom is African-American. As of June 1, 2021, we will be adding a female African-American director to fill the existing vacancy on the Board.
In conducting the screening and evaluation of potential director nominees, the NCG Committee considers candidates recommended by directors and the Company’s management, as well as recommendations from Company stockholders. While the NCG Committee’s Charter and our Governance Guidelines provide that the NCG Committee may, if it deems appropriate, establish procedures to be followed by stockholders in submitting recommendations for director candidates, the NCG Committee has not, at this time, put in place a formal policy with regard to such procedures. This is because our Amended and Restated Bylaws, as amended (the “Bylaws”), include procedures for stockholders to nominate candidates to serve on the Board for election at any Annual Meeting or at any special meeting called for the purpose of electing directors. The Board believes that it is appropriate for the Company not to have a specific policy since stockholders may submit recommendations for director candidates by following the procedures set forth in the Bylaws, as summarized below.
The Bylaws require a stockholder who desires to nominate a candidate for election to the Board at an annual meeting of stockholders to timely submit certain information to Secretary, OneMain Holdings, Inc., 601 NW Second Street, Evansville, Indiana 47708. This information includes, among other things:
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the stockholder’s name and address, and the class, series, and number of shares that he or she beneficially owns;

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a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting;

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the name, address, and certain other information regarding the stockholder’s nominee for director;

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a description of any arrangement or understanding between the stockholder and the director nominee or any other person (naming such person(s)) in connection with the making of such nomination to the Board; and

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a completed questionnaire with respect to the prospective nominee’s background and the background of any other person on whose behalf the nomination is being made, and certain written representations and agreements from such persons concerning their independence and compliance with applicable laws.

To be timely, a stockholder must submit the information required by the Bylaws not less than 90 days nor more than 120 days in advance of the anniversary date of the immediately preceding Annual Meeting of stockholders. The Bylaws include special notice provisions if no annual meeting was held in the previous year or if the Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the preceding Annual Meeting. While these provisions of the Bylaws permit a stockholder to nominate a candidate for election to the Board, such nominations will be subject to certain rights of OMH Holdings L.P. (the “Acquisition Entity”) or its permitted transferees under the A&R Stockholders Agreement (as defined below). See “Certain Relationships and Related Party Transactions—Amended and Restated Stockholders Agreement” below for more information.

BOARD OF DIRECTORS
Our Restated Certificate of Incorporation, as amended, provides that the Board shall consist of not less than three and not more than eleven directors, as may be determined from time to time by a majority of the entire Board. Our Board consists of nine members divided evenly into three classes, although currently we have eight directors and one vacancy following the resignation of our former Chairman. The Board has elected a new independent director to fill the vacancy, effective June 1, 2021. As of the date of this Proxy Statement, seven of the eight members of the Board are non-employee directors.
The Company’s Board is currently classified as follows:
Class	Term Expiration	Director
Class I	2023	Roy A. Guthrie Peter B. Sinensky
Class II	2021	Lisa Green Hall Matthew R. Michelini Douglas H. Shulman
Class III	2022	Valerie Soranno Keating Aneek S. Mamik Richard A. Smith
The Restated Certificate of Incorporation, as amended, does not provide for cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Company common stock can elect all of the directors standing for election.
See also the discussion under the caption “Certain Relationships and Related Party Transactions—Amended and Restated Stockholders Agreement” and “—Apollo-Värde Transaction” below.
Committees of the Board of Directors
The Board has five principal standing committees: Audit, NCG, Compensation, Compliance, and Risk Committees, as well as an Executive Committee. The Audit Committee, the NCG Committee, and the Compensation Committee consist entirely of non-employee directors, and the Board has determined that each member of these committees is “independent” within the meaning of the NYSE listing standards. Members of the Compliance and Risk Committees are not required to be independent directors. Each of the Board’s five principal standing committees operates pursuant to a written charter, and each such charter is available on the Company’s website at https://www.onemainfinancial.com and is also available to stockholders upon written request, addressed to Secretary, OneMain Holdings, Inc., 601 NW Second Street, Evansville, IN 47708.
Audit Committee
The Audit Committee’s responsibilities and purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the annual independent audit of the Company’s financial statements, the engagement of the independent registered public accounting firm, and the evaluation of the independent registered public accounting firm’s qualifications, independence, and performance, and (d) the performance of the Company’s financial reporting process and internal audit function; (ii) determine whether to recommend to the stockholders the appointment, retention, or termination of the Company’s independent registered public accounting firm; (iii) review, approve, or ratify related party transactions and other matters that may pose conflicts of interest; and (iv) pre-approve all audit, audit-related, and other services, if any, to be provided by the independent registered public accounting firm. The Audit Committee also participates in the certification process relating to the filing of certain periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and prepares the Report of the Audit Committee required under the proxy rules of the SEC to be included in the proxy statement for each annual meeting of stockholders.

The current members of the Audit Committee are Messrs. Guthrie (Chair), Sinensky, and Smith. The Board has determined that: (i) each member of the Audit Committee is “independent”; (ii) each member of the Audit Committee is “financially literate”; and (iii) Mr. Guthrie is an “audit committee financial expert,” as such terms are defined under the Exchange Act or the NYSE listing standards, as applicable. The Audit Committee met nine times in 2020.
Nominating and Corporate Governance Committee
The NCG Committee’s responsibilities and purposes are to: (i) identify and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board; (ii) advise the Board as to the Board’s composition, procedures, and committees; (iii) develop and recommend to the Board a set of corporate governance guidelines and maintain and update such guidelines, as appropriate; and (iv) oversee the annual self-evaluation of the Board and its committees. See “Corporate Governance—Criteria and Procedures for Selection of Director Nominees” above for more information about the process for identifying and evaluating nominees for director.
The current members of the NCG Committee are Messrs. Smith (Chair), Mamik, and Sinensky. The Board has determined that each of the members is “independent” within the meaning of the NYSE listing standards. The NCG Committee met four times in 2020.
Compensation Committee
The Compensation Committee’s responsibilities and purposes are to: (i) oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its material incentive-compensation and equity-based plans; (ii) evaluate annually the appropriate level of compensation for Board and committee service by non-employee directors; (iii) evaluate the performance of the President and CEO and other executive officers; (iv) review and discuss with management the Company’s Compensation Discussion and Analysis to be included in the Company’s annual proxy statement and annual report filed with the SEC; and (v) prepare the Compensation Committee Report as required by the rules of the SEC. The Compensation Committee also has the authority to retain and terminate compensation consultants and approve the terms of any such engagement.
Additional information regarding the Compensation Committee’s processes and procedures for consideration of director compensation and executive compensation are set forth below under “Executive Compensation—Compensation Discussion and Analysis” and “Executive Compensation—Non-Employee Director Compensation,” respectively.
The Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation Committee deems appropriate, except that no subcommittee shall consist of fewer than two members and that the Compensation Committee shall not delegate to a subcommittee any power or authority required by any law, regulation, or listing standard to be exercised by the Compensation Committee as a whole.
The current members of the Compensation Committee are Messrs. Michelini (Chair), Guthrie, and Mamik. The Board has determined that each member of the Compensation Committee is “independent” within the meaning of the NYSE listing standards.
The “independent” directors who are appointed to the Compensation Committee are also “non-employee” directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. The Compensation Committee met four times in 2020.
Compliance Committee
The Compliance Committee’s primary responsibility is to oversee the Company’s efforts to comply with laws and regulations and related programs, policies, and procedures, other than matters of financial reporting compliance, which are the responsibility of the Audit Committee.

Among other things, the Compliance Committee assists the Board in its oversight function with respect to: (i) ensuring that the Company has an effective compliance program; (ii) monitoring regulatory risks and ensuring that there are appropriate policies, procedures, and controls to address them; (iii) fostering good relationships with regulators; and (iv) identifying changes to laws, regulations, and best practices that may require changes to compliance programs or business practices.
The current members of the Compliance Committee are Ms. Keating (Chair) and Messrs. Guthrie and Michelini. The Compliance Committee met five times in 2020.
Risk Committee
The Risk Committee’s primary responsibility is to oversee the development and implementation of the Company’s enterprise risk management program. The Risk Committee does this by, among other things: (i) overseeing the development and implementation of systems and processes designed to identify, manage, and mitigate reasonably foreseeable material risks to the Company; (ii) assisting the Board and the other Board committees in fulfilling their oversight responsibilities for the risk management functions of the Company; and (iii) overseeing the development and implementation of appropriate enterprise-wide strategies and policies to identify, monitor, manage, control, timely report, and mitigate material risks, including financial and non-financial, on and off-balance sheet, and current and contingent exposures.
The current members of the Risk Committee are Messrs. Mamik (Chair), Guthrie, and Michelini. The Risk Committee met three times in 2020.
Executive Committee
The Executive Committee serves as an administrative committee of the Board to act upon and facilitate the consideration by senior management and the Board of certain high-level business and strategic matters. Our Executive Committee currently consists of Messrs. Shulman, Mamik, and Michelini.

PROPOSAL 1:
ELECTION OF DIRECTORS
The terms of the Class II directors, consisting of Lisa Green Hall, Matthew R. Michelini, and Douglas H. Shulman will expire at the Annual Meeting. Each incumbent Class II director has been nominated by the Board to serve as a continuing director for a new three-year term expiring at the 2024 Annual Meeting of Stockholders and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation, or removal.
In determining whether to nominate each of the Class II directors for another term, the Board considered the factors discussed above under “Corporate Governance—Criteria and Procedures for Selection of Director Nominees” and concluded that each possesses the talents, backgrounds, perspectives, attributes, and skills that will enable them to continue to provide valuable insights to Company management and play an important role in helping the Company achieve its goals and objectives. The age, principal occupation, and certain other information for each director nominee and the continuing directors serving unexpired terms are set forth below. It is the general policy of the Company, as set forth in the Company’s Corporate Governance Guidelines, that no director having attained the age of 75 years will stand for re-election.
The Board recommends a vote FOR the election of each of the nominees listed below for director.
Class II Director Nominees—Terms expire in 2024
Lisa Green Hall, age 56
Director of the Company since 2020
Ms. Hall joined Apollo Global Management, LLC (a global private equity firm) (“Apollo”) in 2020 as part of the Private Equity team and is responsible for elements of the firm’s new impact investing platform, including serving as Chair of the Advisory Committee for the impact investing business. From 2018 through 2020, Ms. Hall was a Fellow in Residence at Georgetown University’s Beeck Center for Social Impact + Innovation, which engages global leaders to drive social change and impact at scale. Prior to that time, she was a Managing Director at Anthos Fund & Asset Management (“AFAM”) from 2013 through 2017, where she launched and managed the firm’s impact investing portfolio. Prior to AFAM, Ms. Hall was President and CEO of Calvert Impact Capital. Ms. Hall currently serves on the boards of Habitat for Humanity International and Community Development Trust. Ms. Hall graduated with a B.S. in Economics from the University of Pennsylvania and from Harvard Business School with an M.B.A.
Ms. Hall’s broad experience and proven track record of advocating for underserved communities and investing in socially conscious organizations led to her nomination to the Board.
Ms. Hall was initially designated as a nominee by OMH Holdings, L.P. pursuant to the terms of the amended and restated stockholders agreement described under “Certain Relationships and Related Party Transactions—Amended and Restated Stockholders Agreement.”
Matthew R. Michelini, age 39
Director of the Company since 2018; Chair of the Compensation Committee and member of the Compliance, Risk, and Executive Committees
Mr. Michelini is a Senior Partner at Apollo and Co-Head of Apollo’s Hybrid Value Fund. He joined Apollo in July 2006. Prior to joining Apollo, Mr. Michelini was a member of the Mergers and Acquisitions group of Lazard Frères & Co. (a financial advisory and asset management firm) from 2004 to 2006. Mr. Michelini serves on the boards of directors of Athene Holding Ltd. and Venerable Holdings, Inc. He previously served on the boards of directors of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”), Aleris Corporation, and Warrior Met Coal, Inc. Mr. Michelini graduated from Princeton University with a B.S. in mathematics and a Certificate in Finance and received his M.B.A. from Columbia University.
Mr. Michelini’s experience in the consumer finance industry, extensive private equity experience, and familiarity with the Company led to his nomination to the Board.

Douglas H. Shulman, age 53
Director of the Company since 2018; Chairman of the Board since January 2021; President and Chief Executive Officer; member of the Executive Committee
Mr. Shulman joined the Company as President and CEO in September 2018. He has significant experience managing large, complex organizations at the intersection of financial services, data, and technology. He came to the Company from BNY Mellon (a global investments company), where he served as Senior Executive Vice President, Global Head of Client Service Delivery from 2014 to 2018 and was a member of the Executive Committee. Prior to BNY Mellon, he was a Senior Advisor at McKinsey & Company from 2013 to 2014.
From 2008 to 2012, Mr. Shulman served as the Commissioner of the Internal Revenue Service (IRS), where he directed a transformation of the agency’s technology, drove customer service metrics to historic levels, and led important breakthroughs in addressing international tax evasion. Previously, Mr. Shulman was Vice Chairman and, before that, President of Markets, Services and Information at FINRA and its predecessor company, NASD, when it owned the Nasdaq Stock Market and the American Stock Exchange.
Earlier in his career, Mr. Shulman was an entrepreneur, a vice president at a private investment firm, and part of the founding team that launched Teach for America, a national non-profit that places teachers in low-income communities.
He graduated from Georgetown University Law Center with a J.D, magna cum laude. He also holds an M.P.A. from the John F. Kennedy School of Government at Harvard University and a B.A. from Williams College.
Mr. Shulman was appointed as Chairman of the Board effective December 31, 2020.
Mr. Shulman’s experience in the financial services industry and government services led to his nomination to the Board.
Class III Directors—Terms expire in 2022
Aneek S. Mamik, age 42
Director of the Company since 2018; Chair of the Risk Committee and member of the Compensation, NCG, and Executive Committees
Mr. Mamik is a Senior Managing Director at Värde Partners, Inc. (“Värde”) (a global investment management and advisory firm) and is the Co-Head of Värde Global Financial Services. He joined Värde in 2016, initially as Head of Financial Services for North America. Prior to joining Värde, Mr. Mamik spent 15 years at General Electric, where he most recently led mergers and acquisitions for GE Capital Headquarters (“GE Capital”). He led the initial public offering and subsequent $20 billion stock split off of Synchrony Financial. Mr. Mamik pursued acquisitions globally as part of GE Capital’s expansion and led some of the largest transactions in specialty finance. While at GE Capital, Mr. Mamik also had senior executive experience in capital allocation, strategy, and finance across consumer and commercial lending. Mr. Mamik serves on several boards, including Mercury Financial LLC and Latitude Financial (Australia & New Zealand). He previously served on the boards of Fairstone Financial (Canada) and Deephaven Mortgage LLC. Mr. Mamik received a bachelor’s degree in accounting and a master’s in business from Monash University in Australia. He is qualified as a member of the Institute of Chartered Accountants in Australia.
Mr. Mamik’s extensive experience in the consumer finance industry, private equity experience, and familiarity with the Company led to his nomination to the Board.
Richard A. Smith, age 67
Director of the Company since 2018; Chair of the NCG Committee and member of the Audit Committee
Mr. Smith is the retired Chairman, Chief Executive Officer, and President of Realogy Holdings Corp. (“Realogy”), which at the time of his retirement was a global leader in residential real estate franchising with company-owned real estate brokerage operations, as well as relocation, title, and settlement services. Prior to his retirement in December 2017, Mr. Smith led Realogy’s business operations for 21 years. Under

Mr. Smith’s leadership, Realogy was recognized as one of the World’s Most Ethical Companies by Ethisphere Institute for seven consecutive years. In 2012, the Company completed one of the largest initial public offerings of the year, and in 2014, it acquired ZipRealty Inc. to leverage its innovative technology platform across Realogy’s franchise brands and company-owned brokerage operations in the U.S.
Mr. Smith is a former member of the Business Roundtable, an association of chief executive officers of leading U.S. companies, a former commissioner on the Bipartisan Policy Center’s Housing Commission, and previously served on the executive committee of the Policy Advisory Board for Harvard University’s Joint Center for Housing Studies. Mr. Smith has served as a director and member of the Audit Committee of TZP Strategies Acquisition Corp. since January 2021. In addition, Mr. Smith was a member of the board of directors of Total Systems Services, Inc., a NYSE-listed company headquartered in Columbus, Georgia, prior to its 2019 merger with Global Payments Network, a NYSE-listed company headquartered in Atlanta, Georgia. Mr. Smith is also a member of the board of directors of W.C. Bradley Companies, a privately held company headquartered in Columbus, Georgia. Mr. Smith earned his B.S. degree from Columbus State University and received his M.S. degree from Troy State University.
Mr. Smith’s experience and success as a chief executive officer of a public company led to his nomination to the Board.
Valerie Soranno Keating, age 57
Director of the Company since 2018; Chair of the Compliance Committee
Ms. Keating has been senior advisor to a number of private equity firms in the U.S. and Europe since 2017. From November 2009 through May 2015, she was the Chief Executive Officer of Barclaycard, the global payments division of Barclays PLC (“Barclays”), with $60 billion in assets and over 30 million customers throughout the U.S., Europe, and South Africa. Businesses in the Barclaycard portfolio included consumer credit, charge and prepaid cards, digital and in-store sales finance, commercial payments, online personal loans, online deposits, digital merchant offers, wearable payment devices, and merchant acquisition. Before joining Barclays, Ms. Keating held a variety of executive positions at American Express Company from May 1993 through May 2009, including President Travelers Cheques & Prepaid Services, Executive Vice President Global Commercial Services, Executive Vice President Global Merchant Services, Emerging Global Businesses & Network Expansion, and Vice President Corporate Strategic Planning. Prior to that, she was a management consultant at Kearney, Inc. from September 1985 through July 1991 and at the Amherst Group Limited from July 1991 through May 1993. Ms. Keating has served on a number of boards including American Express Incentive Services from June 2001 through July 2007, Travelers Cheques Associates Ltd. from June 2002 through July 2007, Junior Achievement International from January 2003 through June 2009, Harbor Payments, Inc. from May 2008 through June 2009, Barclays Bank of Delaware as Chairman of the Board from January 2010 through August 2015, Visa Europe from October 2011 through August 2015, Apexx Fintech Limited from July 2017 through October 2020, CPI Card Group Inc. (where she is also Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee) since May 2018, Engage People Inc. since August 2018, and Finserv Acquisition Corp. II since February 2021. Ms. Keating holds a B.S. degree in business administration from Lehigh University. She brings to the Board over 20 years of experience in both executive and board roles across a broad spectrum of lending and payments and related businesses.
Ms. Keating’s success as the Chief Executive Officer of Barclaycard, as well as her many years of experience in and knowledge of the consumer finance industry, led to her nomination to the Board.
Class I Directors—Terms expire in 2023
Phyllis R. Caldwell, age 61
Director of the Company, effective June 1, 2021
Ms. Caldwell was elected as a director in March 2021, effective June 1, 2021. Ms. Caldwell currently serves as Chair of the Board of Directors of Ocwen Financial Corp., a non-bank mortgage servicer and originator, where she has served as a director since January 2015. She is founder and managing member of Wroxton Civic Ventures, LLC, which provides advisory services on various financial, housing and economic development matters, a position she has held since January 2012. Previously, Ms. Caldwell was Chief

Homeownership Preservation Officer at the U.S. Department of the Treasury, responsible for oversight of the U.S. housing market stabilization, economic recovery, and foreclosure prevention initiatives established through the Troubled Asset Relief Program, from November 2009 to December 2011. From December 2007 to November 2009, Ms. Caldwell was the President and Chief Executive Officer of the Washington Area Women’s Foundation.
In addition, Ms. Caldwell held various leadership roles in commercial real estate finance during her eleven years at Bank of America until her retirement from Bank of America in 2007, serving most recently as President of Community Development Banking. Since January 2014, Ms. Caldwell has served as an independent director of City First Bank of DC. Since October 2018, Ms. Caldwell has also served as a member of the board of directors of MicroVest Holdings, Inc. From January 2014 through September 2018, Ms. Caldwell served as an independent director of American Capital Senior Floating, Ltd., a business development company. Ms. Caldwell has also served on the boards of numerous non-profit organizations engaged in housing and community development finance. Ms. Caldwell received her M.B.A. from the Robert H. Smith School of Business at the University of Maryland, College Park and holds a B.A. in Sociology, also from the University of Maryland.
Ms. Caldwell’s extensive experience in the housing and financial services industries, both in the private sector and as a senior government official, and her experience as a board member of other public companies in the financial services industry led to her nomination to the Board.
Roy A. Guthrie, age 67
Director of the Company since 2012; Chair of the Audit Committee and member of the Compensation, Risk, and Compliance Committees
Mr. Guthrie was elected as a director in December 2012. He previously served as Executive Vice President and Chief Financial Officer of Discover Financial Services (“Discover”) (a direct banking and payment services company) from 2005 through April 2011. He retired from Discover in January 2012. Mr. Guthrie also previously served as a director of Discover Bank, a subsidiary of Discover, from 2006 through the end of 2011. Prior to joining Discover, Mr. Guthrie was President and Chief Executive Officer of CitiFinancial International, LTD, a consumer finance business of Citigroup Inc. (“Citigroup”) (a global banking institution), from 2000 to 2004. In addition, Mr. Guthrie served on Citigroup’s management committee during this period of time. Mr. Guthrie also served as the President and Chief Executive Officer of CitiCapital from 2000 to 2001. Mr. Guthrie served as Chief Financial Officer of Associates First Capital Corporation (a consumer finance lender) from 1996 to 2000, while it was a public company, and served as a member of its board of directors from 1998 to 2000. Prior to that, Mr. Guthrie served in various positions at Associates First Capital Corporation, including Corporate Controller from 1989 to 1996.
In addition, Mr. Guthrie currently serves as Chairman of the Executive Committee of the Board of Directors of Renovate America Inc., a privately held leading provider of Home Energy Renovation Opportunity (HERO) loans in the U.S. through Property Assessed Clean Energy (PACE) programs. Mr. Guthrie also has served as a director and member of the Audit Committee of Nationstar Mortgage Holdings Inc. (a residential mortgage loan originator and servicer) and its successor, Mr. Cooper Group Inc., since February 2012. He has served as a director and Chairman of the Risk Committee of Synchrony Financial (a private label credit card issuer) since July 2014. In addition, he has served as a director of Cascade Acquisition Corp. since its initial public offering in November 2020. He previously served as a director of Bluestem Brands, Inc. from November 2010 until September 2014, as a director of Student Loan Corporation from December 2010 until January 2012, as a director of Garrison Capital LLC from June 2011 until August 2015, as a director of Enova International, Inc. from January 2012 until July 2012, as a director of Dell Bank International from September 2012 until September 2014, and as a director and Chairman of the Audit Committee of LifeLock, Inc. (an identity theft protection company) from October 2012 until February 2017. He holds a B.A. in economics from Hanover College and an M.B.A. from Drake University.
Mr. Guthrie’s experience as a chief financial officer of two publicly traded companies, his vast experience with and knowledge of the consumer finance industry, his experience and background in finance and accounting, and his experience as a director and executive officer of publicly traded companies led the Board to conclude that he should serve as a director.

Peter B. Sinensky, age 34
Director of the Company since 2018; member of the Audit and NCG Committees
Mr. Sinensky is a Partner in the Private Equity division of Apollo, having joined Apollo in 2011. Prior to joining Apollo, Mr. Sinensky was a member of the Mergers and Acquisitions Group at J.P. Morgan (a global financial services firm). He currently serves on the board of directors of New VAC Intermediate Holdings B.V. and Luminescence Coöperatief U.A. Mr. Sinensky graduated with high honors from the Kelley School of Business at Indiana University with a B.S. in Finance and Accounting.
Mr. Sinensky’s experience in the consumer finance industry, extensive private equity experience, and familiarity with the Company led to his nomination to the Board.

EXECUTIVE OFFICERS
Executive officers are chosen by and serve at the discretion of the Board. Set forth below is information pertaining to our executive officers as of March 31, 2021:
Name	Age	Title
Douglas H. Shulman	53	President and Chief Executive Officer
Micah R. Conrad	49	Executive Vice President and Chief Financial Officer
Rajive Chadha	56	Executive Vice President and Chief Operating Officer
Douglas H. Shulman
Chairman, President and Chief Executive Officer and Director
Please see Mr. Shulman’s biographical information above under the heading “Proposal 1: Election of Directors—Class II Directors—Terms expire in 2024.”
Micah R. Conrad
Executive Vice President and Chief Financial Officer
Mr. Conrad was appointed as interim CFO on March 26, 2019 and as Executive Vice President and CFO on April 25, 2019. Mr. Conrad has served as Executive Vice President of the Company since March 2017 and as Senior Vice President of the Company from November 2015 through March 2017. Prior to that, Mr. Conrad served as Chief Financial Officer of OneMain Financial Holdings, Inc. (a consumer finance lender) from 2013 until November 2015, when it was acquired by the Company (then known as Springleaf Holdings, Inc.) from CitiFinancial Credit Company. Before taking his position at OneMain Financial Holdings, Inc., Mr. Conrad was a managing director at Citigroup (a global banking institution) and served in a variety of senior finance roles within Citi Holdings, Global Wealth Management and Institutional Clients Group. Mr. Conrad also serves as a director, Executive Vice President, and Chief Financial Officer of OneMain Finance Corporation (formerly Springleaf Finance Corporation) (“OMFC”), a wholly owned direct subsidiary of OMH.
Rajive Chadha
Executive Vice President and Chief Operating Officer
Mr. Chadha was appointed as Executive Vice President and Chief Operating Officer (“COO”) on June 24, 2019. Mr. Chadha previously served as Executive Vice President, Head—Consumer Bank Products & Origination Partnerships at Regions Bank, the banking subsidiary of Regions Financial Corporation, from 2015 until he joined the Company. From 2013 to 2015, he was Head of Strategic Initiatives—Payments & Banking at Discover. Mr. Chadha was President of Diners Club International Ltd., a subsidiary of Discover, from 2008 to 2012. Before that, he spent approximately 20 years at Citigroup (a global banking institution) and held a number of positions, including President of the North America Auto Finance Division, Retail Mortgage Head, and Chief Operating Officer of the Consumer Lending Division, where he managed the home equity and personal loans business. Mr. Chadha holds a Master of Business Administration degree from the Indian Institute of Management, Ahmedabad, India and a Bachelor of Arts (Honors) degree in Economics from St. Stephen’s College, Delhi, India.

Former Executive Officer
John C. Anderson, age 62
Former Executive Vice President and General Counsel
Mr. Anderson served as Executive Vice President and General Counsel from July 23, 2019 until his resignation effective January 2, 2020. He previously served as Executive Vice President, Legal, Compliance, and Operational Risk from February 2017 until July 2019, as Executive Vice President from August 2016 to February 2017, and as Executive Vice President, Capital Markets from October 2013 to August 2016. Prior to joining the Company, Mr. Anderson was Managing Director for Royal Bank of Scotland (“RBS”) located in Stamford, Connecticut. Mr. Anderson’s last role at RBS was Managing Director in the Asset Backed and Principal Finance Department. Prior to that, Mr. Anderson held roles of increasing responsibility for predecessor entities Greenwich Capital Markets, Inc. and RBS Greenwich Capital for more than 20 years.

EXECUTIVE COMPENSATION
Compensation Committee Report
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis set forth below with management and, based upon such review and discussion, recommended to the Board that the Compensation Discussion and Analysis set forth below be included in the Company’s Proxy Statement and incorporated by reference in the 2020 Annual Report.
Compensation Committee of the Board of Directors
Matthew R. Michelini, Chairman
Roy A. Guthrie
Aneek S. Mamik
Compensation Discussion and Analysis
In this section, we discuss our compensation philosophy and describe the compensation for our President and CEO and our other “named executive officers” within the meaning of Item 402 of Regulation S-K (together, the “NEOs”). We explain how our Board’s Compensation Committee (referred to as the “Committee” in this section) determines compensation for our NEOs and its rationale for 2020 compensation decisions.
The following individuals are our 2020 NEOs:
Name	Title
Douglas H. Shulman	President and Chief Executive Officer
Micah R. Conrad	Executive Vice President and Chief Financial Officer
Rajive Chadha	Executive Vice President and Chief Operating Officer
John C. Anderson	Former Executive Vice President and General Counsel(1)

(1)
Mr. Anderson resigned as Executive Vice President and General Counsel effective January 2, 2020 but remained a non-executive officer employee of the Company through his retirement on February 21, 2020.

Executive Summary
Overview
Our executive compensation program is designed to align with our business strategy and to reward achievement of financial targets and effective strategic leadership—key elements in building sustainable value for our stockholders. We benchmark our executive compensation decisions against a relevant group of peer companies (the “Peer Group”)—all of which we believe are potential competitors for the national caliber of executive talent required to manage a large, decentralized, multi-state consumer finance lender.
In 2020, we continued our annual and long-term incentive programs through awards of cash, restricted stock units, or RSUs, that are service-based (vesting over time based on continued service), and RSUs that are performance-based (vesting based on the achievement of pre-established performance goals and continued service), resulting in the following incentive compensation mix:
Annual Incentive		Long-Term Incentive
Cash Incentive	Service-based RSUs (service vesting)	Performance-based RSUs (performance and service vesting)
1/3	1/3	1/3
2020 Achievements
While challenging, 2020 demonstrated the strength and endurance of our business and our employees. Our 2020 results reflect the impact that COVID-19 had on our businesses and our customers. Initial operational disruptions, combined with actions taken by management to tighten underwriting standards, which reduced originations to higher risk applicants, and a reduction in the demand for personal loans, resulted in modest decline in net finance receivables, from $18.4 billion to $18.1 billion as of December 31, 2019 and 2020, respectively. The effects of the pandemic and the ensuing economic downturn on our 2020 net income and fully diluted earnings per share under U.S. generally accepted accounting principles (“GAAP”), resulted in a decrease from $855 million and $6.27, respectively, in 2019, to $730 million and $5.41, respectively, in 2020. We are proud of this financial performance during an unprecedented pandemic and the accompanying economic downturn.
We continued to enhance stockholder value by investing for growth, maintaining an efficient capital structure, and returning excess capital to stockholders through our dividend program and share repurchases. During 2020, we returned $852 million to stockholders through dividends and stock repurchases while maintaining a strong balance sheet. We expect to maintain a minimum quarterly dividend of $0.45 per share. Dividends above the minimum will be evaluated by the Board every first and third quarters, as is consistent with prior quarters and the Company’s capital allocation strategy.
We also met or exceeded the majority* of the following quantitative performance targets under our annual incentive program:
Economic Earnings	$1.000 billion(1)
GAAP Net Charge-Offs*	$997 million
GAAP Operating Expenses*	$1.329 billion
Economic Unlevered Return on Receivables (RoR) %*	13.1%(1)

*
Target met or exceeded

(1)
Non-GAAP Financial Measures. See “Our 2020 Executive Compensation Program in Detail—Annual Incentive Compensation” below.

Management’s Response to COVID-19
COVID-19 has resulted in widespread volatility and deterioration in economic conditions across the U.S. and has greatly affected our employees, customers, communities, and stockholders. In the face of these challenges, the Company took action to support our employees and our businesses to maximize long-term value for our stockholders. Some of these actions include:
•
Maintaining health and safety measures for our customers and workforce. We are committed to the safety of our employees, while also continuing to serve our customers by keeping our branch locations open with appropriate protective protocols in place (for example, social distancing practices and deep cleanings as necessary).

•
Maintaining strong capital and liquidity.   We have maintained a strong balance sheet and liquidity profile as a result of numerous actions taken over the last several years, which has allowed us the flexibility to address COVID-19 from a position of strength.

•
Initiating proactive cost saving measures.   In March 2020, due to the uncertainty of the impact of the COVID-19 pandemic on our business at that time, we initiated several proactive cost saving measures to partially mitigate the anticipated impact of COVID-19, while continuing to maintain our focus on the short- and long-term success of the Company.

•
Deploying business continuity plans and refining and strengthening our digital capabilities.   We deployed our existing business continuity plans which are designed to ensure operational flexibility, including the ability of our employees to work remotely. Additionally, we have accelerated our digital origination strategy and digitally originated more than 30% of our personal loans during 2020 and more than 40% in the fourth quarter of 2020.

•
Continuing to enhance our underwriting.   We continued to monitor and evaluate our underwriting standards as we further understood the evolving impacts COVID-19 was having on local-level economies and refined our underwriting as we introduced more granular geographic and industry segmentation.

•
Focusing on serving our customers.   Our top priority is to service and care for our customers. Beginning in March 2020, we increased proactive outreach to customers, offering to support them through our borrower assistance programs, which included reduced and deferred payment options, waiving of late fees, and temporary suspension of credit bureau reporting.

Our Executive Compensation Program
Our NEO compensation program consisted of the following principal components:
•
Base salary

•
Cash incentive (paid in a lump sum)

•
RSUs (service-based vesting)

•
Performance-based RSUs (vesting based on performance and continued service for a three-year performance period)

Base salaries for each of our NEOs are designed to provide a competitive level of pay using data from our Peer Group, discussed below, and input from the Committee’s independent compensation consultant.
Target cash awards and service-based RSU awards tie payouts to the achievement of annual financial performance metrics and individual contributions. 2020 Annual targets were not adjusted to account for the effects of the COVID-19 pandemic.
For 2020, the financial metrics for annual incentive awards were GAAP Net Charge-Offs, GAAP Operating Expenses, Economic Earnings, and Economic Unlevered RoR (%), each separately weighted and together totaling 80% of the total annual incentive awards. Economic Earnings and Economic Unlevered RoR (%) are non-GAAP financial measures that are described under “—Our 2020 Executive Compensation Program in Detail— Annual Incentive Compensation.” In a change from 2019, the qualitative component for 2020 was reduced from 40% to 20%, consisting of pre-established strategic factors considered by the Committee. The Committee’s reasoning was that reducing the influence of qualitative factors would more closely link executive pay to Company performance.
The performance-based RSU awards may be earned upon the attainment of three-year cumulative performance goals based upon achievement of economic earnings, specifically Economic Average Unlevered Return (%) and Economic Average Diluted EPS Growth, which are non-GAAP financial measures that are described under “—Our 2020 Executive Compensation Program in Detail—Long-Term Equity Incentive Compensation.” The Committee retained discretion to adjust the metrics down if the GAAP Net Charge Off (%) exceeds 7.0% in any one calendar year during 2020-2022. Economic Average Unlevered Return (%) is weighted 33% and Economic Average Diluted EPS Growth is weighted 67%.
We believe the compensation-related actions that we undertook in 2020 are consistent with our pay-for-performance philosophy, while appropriately balancing risk and reward without exposing the Company to imprudent or undue risk-taking.
Our Executive Compensation Governance Practices and Policies
We are committed to sound executive compensation governance policies and practices, as highlighted below:
Review of Pay Versus Performance
✓
The Committee reviews the relationship between executive pay and Company performance.

No Repricing
✓
The OneMain Holdings, Inc. Amended 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) does not permit the repricing of stock options or stock appreciation rights without stockholder approval.

Compensation Benchmarking
✓
We use compensation data compiled from a group of publicly traded peer companies in the diversified financial services industries (including banking, consumer finance and thrifts, and mortgage finance), as well as the specialty retail and IT services industries, to benchmark our executive compensation decisions.

No Hedging of Shares
✓
Our insider trading policy prohibits all of our employees, including executive officers, and directors from engaging in hedging or short-term speculative trading of our securities, including, without limitation, short sales or put or call options involving our securities or other derivative securities, subject, in the case of certain forms of hedging or monetization transactions (such as zero-cost collars and forward sale contracts) to pre-clearance of such transactions by the General Counsel.

Restrictive Covenants
✓
Our executive officers are subject to restrictive covenants upon separation from the Company, including non-solicitation and non-disclosure obligations. Mr. Shulman is also subject to non-competition covenants upon separation from the Company under his employment agreement. The cash-settled stock-based awards made to Messrs. Conrad and Chadha include a 12-month non-competition obligation upon separation from service. The OneMain Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”) also includes a 12-month non-competition obligation for Messrs. Conrad and Chadha if they accept the terms of the Executive Severance Plan.

Independent Compensation Consultant
✓
During 2020, the Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. FW Cook was retained directly by the Committee and performs no other services for the Company.

Compensation Clawbacks
✓
We maintain a policy to recover incentive-based awards from our executive officers for the three-year period prior to any accounting restatement that would have resulted in a lower payment because of the restated results.

Review of Compensation Peer Group
✓
Our Peer Group is reviewed periodically by the Committee to evaluate whether it remains a relevant and appropriate comparison for our executive compensation program. In 2020, we did not make any changes to our Peer Group.

Conservative Severance Benefits
✓
Both our Omnibus Incentive Plan and Executive Severance Plan have a “double-trigger” accelerated vesting feature, meaning that both a change of control and an involuntary termination of employment must occur for awards to vest.

Robust Stock Ownership Policies
✓
We maintain stock ownership policies applicable to our executive officers and directors. Our Executive Officer Stock Ownership Policy requires our CEO to hold shares of our common stock with a value equal to five times his annual base salary and each of our other executive officers to hold shares of common stock with a value equal to three times their respective annual base salaries. Our director stock ownership policy requires our independent directors to hold shares of Company common stock equal to at least three times the annual Board cash retainer fee they receive.

No Excise Tax Gross-Ups
✓
We do not provide gross-up payments to offset any “golden parachute” excise taxes potentially incurred by our executives in connection with a change in control.

Avoid Inappropriate Risk-taking
✓
Our incentive award opportunities incorporate multiple performance metrics over long-term and short-term periods and avoid over-emphasizing any one metric or goal, which serves to discourage excessive or inappropriate risk-taking as a result of our compensation programs.

What Guides Our Executive Compensation Program?
Philosophy and Objectives of Our Executive Compensation Program
Our objective is to provide a market-based total compensation program tied to performance and aligned with the interests of our stockholders. We view compensation practices as a means for communicating our goals and standards of conduct and performance and for motivating and rewarding employees in relation to their achievements.
We observe the following guiding principles in setting executive compensation:
•
Hire and retain top-caliber executives: Executive officers should have base pay and employee benefits that are market competitive and that permit us to hire and retain high-caliber individuals at all levels necessary to deliver sustained high performance to our stockholders and customers.

•
Pay-for-performance: A significant portion of the total compensation of our executive officers should be linked to the achievement of long-term Company performance objectives and strategies.

•
Align compensation with stockholder interests: The interests of our executive officers should be aligned with those of our stockholders through the risks and rewards of ownership of Company common stock.

•
Discourage imprudent risk-taking: We include multiple performance metrics over long-term and short-term periods and avoid over-emphasizing any one metric or goal.

•
Provide limited perquisites: Perquisites for our executive officers are minimized and limited to items that serve a reasonable business purpose.

•
Reinforce succession planning process: The overall compensation program for our executive officers should reinforce our succession planning process by providing competitive total compensation necessary to attract, motivate, and retain key executive talent.

How We Make Compensation Decisions
Role of the Compensation Committee
The Committee is responsible to our Board for overseeing the development and administration of our compensation and benefits policies and programs. The Committee, which consists of three independent directors, is responsible for the review and approval of all aspects of our executive compensation program.
The Committee is responsible for evaluating annually the performance of our CEO and determining and approving our CEO’s compensation based on such evaluation. Additionally, the Committee is responsible for the following, among its other duties:
•
Reviewing and approving executive incentive goals and objectives relevant to compensation;

•
Evaluating individual performance results in light of these goals and objectives;

•
Evaluating the competitiveness of each executive officer’s total compensation package; and

•
Approving any changes to the total compensation package, including, but not limited to, base pay and annual and long-term incentive award opportunities.

The role of the Committee is described in detail in the Compensation Committee Charter, which is available under the Corporate Governance tab in the Investor Relations section of our website at http://investor.onemainfinancial.com. The Committee is supported in its work by our Executive Vice President—Chief Human Resources Officer, her staff, and the Committee’s independent compensation consultant, as described below.
Role of the Chief Executive Officer
The CEO, working with management, makes recommendations to the Committee regarding our executive compensation structure, metrics, and goals. Our CEO, however, does not make any recommendations with respect to his own compensation.
Role of the Chief Risk Officer
In reviewing proposed incentive compensation programs for our executive officers and other employees, the Committee attempts to balance the business risks inherent in the program design with its compensation objectives to evaluate whether such program design encourages responsible investment of our resources and does not unintentionally encourage or reward imprudent risk-taking. After a review of our compensation plans by our Chief Risk Officer, who briefed the Committee at its meeting in October 2020, the Committee concluded that our compensation plans were well defined and well documented and that our incentive compensation plans are not unbalanced such that they encourage excessive or unnecessary risk-taking that would endanger the reputation or financial well-being of the Company or otherwise have any material adverse effect on the Company.
Role of the Compensation Consultant
In 2020, the Committee retained FW Cook as its independent executive compensation consultant. FW Cook reports directly to the Committee, and the Committee may replace its compensation consultant or hire additional consultants at any time. A representative of FW Cook attends meetings of the Committee, when requested, and communicates with the Committee Chair between meetings. The Committee has assessed the independence of FW Cook pursuant to the NYSE rules, and the Committee has concluded that the work performed by FW Cook for the Committee during 2020 did not raise any conflicts of interest.
FW Cook provided various executive compensation services to the Committee pursuant to a consulting agreement with the Committee. Generally, these services included advising the Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relationship to performance. FW Cook did not provide additional services to us in 2020.
Compensation Peer Group
The Committee uses compensation data compiled from a group of publicly traded peer companies in the diversified financial services industries (including banking, consumer finance, thrifts, and mortgage finance), as well as the specialty retail and IT services industries. The Committee periodically reviews and updates the Peer Group, as necessary, upon the recommendation of its independent compensation consultant.
The companies listed below represent our 2021 Peer Group, which did not change as compared to the Peer Group used to evaluate 2020 compensation decisions. We believe our 2021 Peer Group represents the industries with which we currently compete for executive talent, and also includes our principal business competitors.
Peer Group	Industry
Aaron’s Inc.	Specialty Retail
Alliance Data Systems Corporation	IT Services
Credit Acceptance Corporation	Consumer Finance
Commerce Bancshares, Inc.	Banking
CIT Group Inc.	Banking
Comerica Incorporated	Banking
Dollar Tree, Inc.	Multiline Retail
Fidelity National Information Services, Inc.	IT Services
Huntington Bancshares Incorporated	Banking
LendingClub Corporation	Consumer Finance
Navient Corporation	Consumer Finance
Mr. Cooper Group Inc.	Thrifts and Mortgage Finance
Santander Consumer USA Holdings Inc.	Consumer Finance
SLM Corporation	Consumer Finance
Synchrony Financial	Consumer Finance
The Western Union Company	IT Services
Use of Competitive Data
The Committee relies on various sources of compensation information to determine the competitive market for our executive officers, including the NEOs. To assess the competitiveness of our executive compensation program, we (together with our compensation consultant) analyze Peer Group compensation data obtained from peer company proxy materials as well as compensation and benefits survey data provided by national compensation consulting firms. As part of this process, we measure our program’s competitiveness by comparing relevant market data against actual pay levels within each compensation component and in the aggregate for each executive officer position. We also review the mix of our compensation components with respect to fixed versus variable, short-term versus long-term, and cash versus equity-based pay. This information is then presented to the Committee for its review and use.

Components of Our 2020 Executive Compensation Program
The following table presents the principal components and the purpose of each component of our 2020 executive compensation program:
Pay Element	Compensation Type	Description	Portion of Variable	Purpose
Base Salary	Cash	Fixed compensation that recognizes individual responsibilities, performance, and leadership capabilities	N/A	Competitive base pay to help attract and retain executive talent.
Annual Bonus	Cash	Variable incentive compensation that ties payouts to the achievement of annual financial performance metrics and individual contributions • Scorecard assessment determines value	1/3	Designed to link stockholder value creation with short-term incentive metrics evaluated annually for alignment with Company strategy.
Equity — Service-Based RSUs
Variable incentive compensation that ties payouts to the achievement of annual financial performance metrics and individual contributions
•
Annual scorecard assessment determines number of RSUs granted

•
Ultimate value based on Company total stockholder return

•
Vest ratably based on continued service

1/3
Designed to link stockholder value creation with short-term incentive metrics evaluated annually for alignment with Company strategy.
Designed to forge a direct link between executive and stockholder interests by transforming executives into stockholders.
Aids in executive retention.

Long-Term Incentives	Equity — Performance- Based RSUs
Variable incentive compensation that ties payouts to the achievement of long-term financial performance metrics
Target incentive determines number of performance-based RSUs granted
Ultimate value based on Company performance versus financial metrics and total shareholder return
•
Cliff vest after three years based on achievement of performance metrics and continued service

1/3
Establishes an equity component of total compensation that extends the executive’s decision-making vision beyond the current year to long-term growth and prosperity.
Designed to forge a direct link between executive and stockholder interests by transforming executives into stockholders.
Aids in executive retention.

Benefits		Provides our executives with access to group health and welfare benefit plans and fringe benefit programs.	N/A	Each of our executive officers is eligible to participate in our various group health and welfare benefit plans and fringe benefit programs that are generally available to all employees on a non-discriminatory basis.

Our 2020 Executive Compensation Program in Detail
Base Salary
Base salary is the principal fixed component of our executives’ total direct compensation that establishes a minimum level of cash compensation for our executive officers, including the NEOs. Adjustments to base salaries are generally made based on market data and individual performance, as well as the Company’s historical compensation practices.
The following table shows each NEO’s base salary as of December 31, 2020(1):
Name	Position	2020 Base Salary(2)
Douglas H. Shulman	President and Chief Executive Officer	$800,000
Micah R. Conrad	Executive Vice President and Chief Financial Officer	$450,000
Rajive Chadha	Executive Vice President and Chief Operating Officer	$450,000

(1)
John C. Anderson, our former Executive Vice President and General Counsel resigned effective January 2, 2020, but remained a non-executive officer employee of the Company through February 21, 2020.

(2)
Base salaries were unchanged from 2019.

Annual Incentive Compensation
Our executive officers are eligible to receive annual incentive compensation contingent upon the attainment of specific, pre-established financial metrics and strategic objectives relevant to the responsibilities of each such executive officer, which are intended to drive sustainable growth and create long-term stockholder value. The Committee set 2020 annual incentive compensation targets for each NEO, and a performance range with accompanying variability of compensation was determined for each metric. Pursuant to the terms of the annual incentive program, following the determination of performance, the annual incentive awards were paid in equal amounts of cash and RSUs. The service-based RSUs vest in three equal annual installments, with one-third vesting immediately after the determination that the performance goals have been achieved and the remaining two-thirds vesting ratably on each of the first and second year thereafter.
For 2020, Mr. Shulman was eligible to earn a target award of $5,500,000 ($3,666,666 in the form of annual incentive compensation described in this section and $1,833,333 in the form of long-term equity incentive compensation described in the following section) pursuant to his employment agreement. Messrs. Conrad and Chadha were eligible for target awards of $1,850,000 and $1,750,000, respectively ($1,233,334 and $1,166,666, respectively, in the form of annual incentive compensation described in this section, and $616,667 and $583,333, respectively, in the form of long-term equity incentive compensation described in the following section). Possible payouts on annual incentive awards ranged between 0% and 150% of the target level.
For 2020, the financial metrics for the annual incentive awards were Economic Earnings, GAAP Net Charge-Offs, GAAP Operating Expenses, and Economic Unlevered RoR (%), each separately weighted and together totaling 80% of the total annual incentive awards. The remaining 20% of the annual incentive award metrics consisted of qualitative factors considered by the Committee, including its assessment of the achievement of pre-established strategic objectives and the Company’s progress on its strategic priorities.
Economic Earnings and Economic Unlevered RoR (%) are non-GAAP financial measures within the meaning of SEC rules. Economic Earnings is defined as the Company’s annual GAAP Net Income, excluding the after-tax impact of changes in loan loss reserve and intangible amortization (after-tax rate defined as effective tax rate excluding discrete items). Economic Unlevered RoR (%) equals Unlevered Economic Earnings (defined as pre-tax Income, excluding the impact of changes in loan loss reserve, interest expense, and intangible amortization) divided by Average GAAP Net Receivables.

In January 2021, the Committee approved payments to Messrs. Shulman, Conrad, and Chadha in respect of their annual incentive awards based upon the achievement of financial metrics and the assessment of the achievement of qualitative strategic objectives. In settlement of their respective awards, Messrs. Shulman, Conrad, and Chadha received cash payments of $1,945,166, $654,283, and $618,917, respectively, and grants of 40,372, 13,579, and 12,845 RSUs in January 2021 with grant date fair values of $1,949,160, $655,594, and $620,157, respectively.
The annual incentive awards approved by the Committee are reflected in the table below:
				2020 ANNUAL INCENTIVE BONUS
Actual Results				Shulman		Conrad		Chadha		Anderson(2)
Metric	Target	Result	Payout %	Wt	RESULT	Wt	RESULT	Wt	RESULT	Wt	RESULT
Economic Economic Earnings	$1,091	$1,000	71.0	35.0%	24.9%	35.0%	24.9%	35.0%	24.9%	35.0%	—
GAAP Net Charge-Offs	$1,156	$997	150.0	15.0%	22.5%	15.0%	22.5%	15.0%	22.5%	15.0%	—
GAAP Operating Expenses	$1,394	$1,329	150.0	15.0%	22.5%	15.0%	22.5%	15.0%	22.5%	15.0%	—
Economic Average Unlevered ROR (%)	13.1%	13.1%	100.0	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	—
Financial Metrics Sub-Total				80.0%	84.9%	80.0%	84.9%	80.0%	84.9%	80.0%	—
Qualitative Assessment				20.0%	21.2%	20.0%	21.2%	20.0%	21.2%	20.0%	—
Metrics Total:					106.1%		106.1%		106.1%		—
Target Annual Bonus (Cash + RSUs)					$3,666,666		$1,233,334		$1,166,666		—
Earned Annual Bonus (Cash + RSUs)(1)					$3,894,326		$1,309,877		$1,239,074		—
(1)
The price used to determine the number of RSUs granted was $48.18, which was the volume weighted average of the closing price for the five days preceding the grant date of January 28, 2021. The value of RSUs granted is computed in accordance with FASB ASC Topic No. 718 based on a closing grant date stock price of $48.28 multiplied by the number of RSUs granted.

(2)
Mr. Anderson’s incentive bonus award was forfeited upon his termination of employment on February 21, 2020.

Long-Term Equity Incentive Compensation
In February 2020, the Committee approved grants of performance-based RSU awards to Messrs. Shulman, Conrad, and Chadha with a measurement period of fiscal years 2020-2022. Vesting of the awards is contingent upon the attainment of three-year performance measures. The performance measures established by the Committee in February 2020 were Economic Average Unlevered Return (%) and Economic Average Diluted EPS Growth.
Economic Average Unlevered Return (%) and Economic Average Diluted EPS Growth are non-GAAP financial measures within the meaning of SEC rules. Economic Average Unlevered Return (%) is the simple three year average of the Company’s annual economic unlevered return on receivables percentage, which is defined as GAAP pre-tax income, excluding the impact of changes in the loan loss reserve, interest expense, and intangible amortization, divided by GAAP Average Net Receivables for a given performance year. Economic Average Diluted EPS Growth is the three year average of economic earnings growth on a fully-diluted per share basis for a given performance year, excluding after-tax impact of changes in the loan loss reserve and intangible amortization (after-tax rate defined as effective tax rate excluding discrete items).

The following table shows the 2020 target performance-based RSU values based on one-third of the total annual incentive target for each NEO as determined by the Committee, with possible payouts ranging between 0% and 150% of the target level:
NEO	2020 PERFORMANCE-BASED RSU TARGET (100% PAYOUT)
Douglas H. Shulman	$1,833,333(1)
Micah R. Conrad	$616,667
Rajive Chadha	$583,333

(1)
Mr. Shulman’s target award is determined under his employment agreement.

Each of the above NEOs received a performance-based RSU award at his respective target incentive amount. Awards will be earned based on actual 2020-2022 performance and will be delivered in shares, to the extent earned, in the first quarter of 2023. Actual award values may be higher or lower than the target payouts depending on actual performance.
Benefits
All of our NEOs are eligible to participate in our general tax-qualified, defined contribution retirement savings 401(k) plan. We match a percentage of each participant’s contributions to the 401(k) plan up to the statutory limits.
Our defined benefit plans include a tax-qualified pension plan (the “Retirement Plan”). The Retirement Plan provides for a yearly benefit based on years of service and average final salary. The Retirement Plan is described below under “—Pension Benefits for 2020.” As of December 31, 2012, which was prior to eligibility for all of our NEOs other than Mr. Anderson, the Retirement Plan was frozen with respect to both salary and service levels to prevent future increases in the benefit liabilities established under the Retirement Plan.
Each of our executive officers is eligible to participate in our various group health and welfare benefit plans and fringe benefit programs that are generally available to all of our employees on a non-discriminatory basis.
Employment Agreements
Employment Agreement with Mr. Shulman
On July 10, 2018, we entered into an employment agreement with Mr. Shulman pursuant to which he began serving as our President and CEO on September 8, 2018 (the “start date”). The terms of the agreement reflect advice from our compensation consultant, consideration of the terms of Mr. Shulman’s compensation arrangements with his prior employer, and the results of negotiations between the parties to the agreement.
The employment agreement provides Mr. Shulman with an annual base salary of $800,000 and eligibility for an annual target incentive of $5,500,000, payable in cash, service-based RSUs, and performance-based RSUs, subject to achievement of performance goals established by the Committee. The cash and service-based RSU portions of the annual target bonus total $3,666,667 payable equally in cash and service-based RSUs. The performance-based RSU portion of the annual incentive bonus of $1,833,333 is granted annually beginning in 2019 and no later than March 31 of each year. The employment agreement also provided for one-time grants of RSUs and cash-settled option awards in 2018.
The employment agreement provides that Mr. Shulman will receive certain payments and benefits in the event of a termination of his employment under specific circumstances as described below under “Potential Payments Upon a Termination or Change in Control for 2020.”
Letter Agreement with Mr. Chadha
In connection with Mr. Chadha’s appointment as Executive Vice President and COO, the Company entered into an offer letter agreement with Mr. Chadha setting forth the terms of his employment and compensation. The terms of the offer letter agreement reflect consideration of the terms of Mr. Chadha’s compensation arrangements with his prior employer and the results of negotiations between the parties to the agreement.
The letter agreement provides for an annual base salary of $450,000 and eligibility for a 2019 annual target incentive of $1,750,000, with one-third payable in cash, one-third granted in RSUs (“Annual RSUs”) (in each case, subject to the achievement of performance goals established by the Committee relating to the 2019 performance period), and the remaining one-third granted in performance-based RSUs, with vesting based on performance over the 2019-2021 performance period. The Annual RSUs vest in 2020, 2021, and 2022, and the performance-based RSUs cliff vest after three years upon the attainment of performance objectives for the 2019-2021 performance period. In addition to the annual incentive award, Mr. Chadha received a one-time long-term incentive cash award and a one-time grant of cash-settled stock-based awards, subject to certain vesting conditions relating to the trading price of the Company’s common stock and the portion of the Company’s common stock owned by stockholders other than the Acquisition Entity, as well as certain other terms and conditions. Mr. Chadha also received a one-time grant of RSUs with an aggregate grant date fair value of $657,642 that vest over three years. In addition, Mr. Chadha received certain relocation benefits, including reimbursed commuting expenses, home sale assistance, and home purchase assistance.
Consulting Agreement with Mr. Anderson
On December 2, 2019, we announced that Mr. Anderson would be retiring from the Company in 2020. As a result of Mr. Anderson’s many contributions to the Company and to continue to benefit from his assistance during the transition, on February 13, 2020, OMH and one of its subsidiaries entered into a consulting agreement with Mr. Anderson (the “Consulting Agreement”). Under the Consulting Agreement, Mr. Anderson served as a consultant to the Company through June 30, 2020. Mr. Anderson received a consulting fee, prorated for any time that he was still an employee in 2020, plus authorized expense reimbursements. The Consulting Agreement also provided for a lump sum separation payment totaling $825,000, which was paid on June 30, 2020.
Consideration of Most Recent Say-on-Pay Vote
At our 2020 Annual Meeting of Stockholders, our stockholders were provided with the opportunity to cast an advisory vote on the compensation of our NEOs for 2019. Of the votes cast at our 2020 Annual Meeting of Stockholders, the say-on-pay vote yielded approximately 87% approval. Following the vote, the Board and the Committee discussed and considered the results of the vote and determined not to make any significant changes to our executive compensation program for 2020.
In addition, at the 2020 Annual Meeting of Stockholders, our stockholders were provided with the opportunity to cast an advisory vote on the frequency of future say-on-pay votes. The option that received the highest number of votes from the Company’s stockholders was every three years, as recommended by the Board. In light of these results, the Company determined to hold its say-on-pay votes once every three years, until the next required non-binding stockholder advisory vote on the frequency of future say-on-pay votes.
Executive Officer Stock Ownership Policy
On July 24, 2017, the Committee approved the Executive Officer Stock Ownership Policy to further align the interests of our executive officers with those of our stockholders by encouraging significant stock ownership in the Company. The policy is administered by the Committee. Pursuant to the policy, our CEO is required to hold shares of Company common stock with a value equal to five times his base salary, and each of our other named executive officers is required to hold shares of Company common stock with a value equal to three times base salary. For purposes of determining compliance with such policy at any time, the value of our executive officers’ holdings is determined by multiplying the number of shares held by such executive officer by the average closing price of a share of Company common stock for the previous calendar year. Our executive officers’ holdings include shares held directly by the executive officer, including unvested RSUs, and shares owned indirectly or beneficially by the executive officer. Our executive officers and any other individual who becomes an executive officer after July 24, 2017 will have five years from the date such individual commences service as executive officer to satisfy the requirements of the policy.

Summary Compensation Table for 2020
The table below summarizes information regarding compensation for the years 2018 through 2020, as applicable, for each of our NEOs.
		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Pension Value & Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Principal Position	Year	($)(1)	($)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)
Douglas H. Shulman President and Chief Executive Officer	2020	800,000	—	3,849,802		1,945,166	—	2,773,106	9,368,074
	2019	800,000	—	5,426,708	—	2,238,500	—	1,018,191	9,483,399
	2018	215,385	2,193,333	3,000,000	0	317,973	—	24,015	5,750,706
Micah R. Conrad Executive Vice President and Chief Financial Officer	2020	450,000	—	1,294,890		654,283	—	785,209	3,184,382
	2019	409,039	—	1,397,220	0	752,950	—	470,873	3,030,082
	2018	—	—	—	—	—	—	—	—
Rajive Chadha Executive Vice President and Chief Operating Officer	2020	450,000	—	1,224,875	—	618,917	—	754,879	3,048,671
	2019	190,384	—	1,979,345	0	712,250	—	372,203	3,254,182
	2018	—	—	—	—	—	—	—	—
John C. Anderson(7) Former Executive Vice President and General Counsel	2020	86,539	—	—	—	—	3,456	1,020,647	1,110,642
	2019	430,769	—	932,375	0	549,450	3,556	364,907	2,281,057
	2018	350,000	—	—	—	571,950	—	35,623,731	36,545,681
(1)
The amount in this column reflects the salary each NEO was entitled to receive for 2020, and for Mr. Anderson, the pro-rata amount of his base salary received for his service through February 21, 2020.

(2)
The amount in this column for Mr. Shulman reflects the grant date fair value of performance-based RSUs of $1,900,642, computed in accordance with FASB ASC Topic No. 718. If achievement at the maximum level of performance had been assumed, the grant date fair value of Mr. Shulman’s performance-based RSUs would have been $2,850,963. The amount in this column for Mr. Shulman also includes RSUs issued in 2021 under his employment agreement with a grant date fair value of $1,949,160. The amount in this column for Mr. Conrad reflects the grant date fair value of performance-based RSUs of $639,296, computed in accordance with FASB ASC Topic No. 718. If achievement at the maximum level of performance had been assumed, the grant date fair value of Mr. Conrad’s performance-based RSUs would have been $958,944. The amount in this column for Mr. Conrad also includes RSUs issued in 2021 under the 2020 annual incentive program with a grant date fair value of $655,594. The amount in this column for Mr. Chadha reflects the grant date fair value of performance-based RSUs of $604,718, computed in accordance with FASB ASC Topic No. 718. If achievement at the maximum level of performance had been assumed, the grant date fair value of Mr. Chadha’s performance-based RSUs would have been $907,077. The amount in this column for Mr. Chadha also includes RSUs issued in 2021 under the 2020 annual incentive program with a grant date fair value of $620,157. The RSUs granted in partial payment of the annual incentive program awards vest in three equal annual installments following the grant date based on continued service, with one-third vesting on February 19, 2021 and the remaining two-thirds vesting ratably on each of the first and second year thereafter. The performance-based RSUs cliff vest after three years based upon the attainment of performance objectives established by the Committee for the 2020-2022 performance period. For a summary of the assumptions used in the valuation of these equity-based awards, please see note 17 to our audited consolidated financial statements included in the 2020 Annual Report.

(3)
The grant date fair value for the cash-settled option award granted to Mr. Shulman in 2018 and the cash-settled stock-based awards granted to Messrs. Conrad, Chadha, and Anderson during 2019 are calculated based on the probable satisfaction of the performance conditions for such awards as of the date of grant. In accordance with FASB ASC Topic 718, the grant date fair values of the awards are zero because the satisfaction of the required event-based performance conditions was not considered probable as of the grant date. Because the vesting condition is considered a market condition under

FASB ASC Topic 718, there is no grant date fair value below or in excess of the amount reflected in the table above for 2020 for Messrs. Conrad, Chadha, and Anderson that could be calculated and disclosed.
(4)
The amounts in this column reflect the cash awards paid with respect to 2020 performance under the annual incentive program. The annual incentive program targets were set to align the executives’ compensation with Company performance.

(5)
Mr. Anderson is the only NEO who was eligible to participate in the Retirement Plan before it was closed to new participants on December 31, 2012. The change in the pension value for Mr. Anderson for 2020 was $3,456. The amounts were calculated using discount rates of 2.32%, 3.09%, and 4.13% for the Retirement Plan as of December 31, 2020, 2019, and 2018, respectively.

(6)
The amounts shown in this column include the following:

Name	Year $	401(k) Match $	Dividend Equivalents(a) $	Other Compensation(b) $	Total All Other Compensation $
Douglas H. Shulman	2020	11,400	2,707,846	53,860	2,773,106
Micah R. Conrad	2020	11,400	757,737	16,072	785,209
Rajive Chadha	2020	11,400	726,735	16,744	754,879
John C. Anderson	2020	2,077	12,147	1,006,423(c)	1,020,647

(a)
The values in this column represent dividend equivalent payments during 2020 in respect of service-based RSUs and performance-based RSUs held by our NEOs, as well as cash-settled stock-based awards held by Messrs. Conrad, Chadha, and Anderson and the cash-settled option award held by Mr. Shulman.

(b)
The values in this column represent employer-paid health spending account contributions and fringe benefit imputed income pursuant to group health and welfare benefit programs that are available generally to all employees. For Messrs. Shulman, Conrad, and Chadha, the amounts shown also include payments made early in 2021 of $52,308, $14,712 and $14,712, respectively, for certain voluntary compensation reductions in 2020.

(c)
Includes a lump sum separation payment totaling $825,000, paid on June 30, 2020 pursuant to the Consulting Agreement, $21,635 in vacation pay, and $159,231 in consulting fees.

(7)
Mr. Anderson resigned as Executive Vice President and General Counsel effective January 2, 2020, but remained a non-executive officer employee of the Company through February 21, 2020.

Grants of Plan-Based Awards for 2020
The table below summarizes information regarding grants of plan-based awards to our NEOs during 2020.
	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)(1)
Douglas H. Shulman	2/5/2020(2)	916,667	1,833,333	2,750,000	—	—	—	—	—
	2/5/2020(3)	—	—	—	22,152	44,304	66,456	—	1,900,642
	1/28/2021(4)	—	—	—	—	—	—	40,372	1,949,160
Micah R. Conrad	2/5/2020(2)	308,334	616,667	925,001	—	—	—	—	—
	2/5/2020(3)	—	—	—	7,451	14,902	22,353	—	639,296
	1/28/2021(4)	—	—	—	—	—	—	13,579	655,594
Rajive Chadha	2/5/2020(2)	291,667	583,333	875,000	—	—	—	—	—
	2/5/2020(3)	—	—	—	7,048	14,096	21,144	—	604,718
	1/28/2021(4)	—	—	—	—	—	—	12,845	620,157
John C. Anderson(5)	—	—	—	—	—	—	—	—	—
(1)
Amounts reported in this column are calculated in accordance with FASB ASC Topic 718 based on the probable achievement of the underlying performance conditions. For a summary of the assumptions used in the valuation of these equity-based awards, please see note 17 to our audited consolidated financial statements included in our 2020 Annual Report.

(2)
Represents 2020 cash awards under the annual incentive program. The amounts reported represent annual target awards based on achievement of quantitative and qualitative goals as determined by the Committee and are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2020 above. Based on the achievements of Messrs. Shulman, Conrad, and Chadha under the terms of their annual incentive program awards, the Committee approved cash payouts as reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2020 above.

(3)
Represents performance-based RSUs granted in 2020. The performance-based RSU awards will fully vest in the first quarter of 2023, to the extent earned, based upon actual achievement of quantitative goals as determined by the Committee and as further described in the Compensation Discussion and Analysis. During the performance period, recipients are eligible to receive dividend equivalent payments with respect to the underlying performance-based RSUs in accordance with the terms of the award agreements.

(4)
Represents service-based RSUs granted under the 2020 annual incentive program. The amount reported in this table represents the RSUs that were issued in 2021 following the determination of 2020 performance, but which were deemed granted in 2020 for accounting purposes. The RSUs vest in three equal annual installments, with one-third vesting on February 19, 2021 and the remaining two-thirds vesting ratably on each of the first and second year thereafter. During the vesting period, recipients are eligible to receive dividend equivalent payments with respect to the underlying service-based RSUs in accordance with the terms of the award agreements.

(5)
Mr. Anderson resigned as Executive Vice President and General Counsel effective January 2, 2020. His employment with the Company terminated on February 21, 2020.

Outstanding Equity Awards at Fiscal Year-End for 2020
The following table summarizes the equity awards made to our NEOs that were unvested and outstanding as of December 31, 2020.
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)(1)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Name	Exercisable (#)	Unexercisable (#)
Douglas H. Shulman	—	—	650,000	28.68	7/12/2028	90,388(3)	4,353,086	147,837(6)	7,119,830
Micah R. Conrad	—	—	200,000	25.78	7/26/2029	27,876(4)	1,342,508	33,157(7)	1,596,841
Rajive Chadha	—	—	200,000	25.78	7/26/2029	40,977(5)	1,973,452	30,308(8)	1,459,633
John C. Anderson	—	—	—	—	—	—	—	—	—
(1)
The cash-settled option award held by Mr. Shulman and the cash-settled stock-based awards granted to Messrs. Conrad and Chadha are in three tranches (300,000, 225,000, and 125,000 for Mr. Shulman; and 90,000, 70,000, and 40,000 for Messrs. Conrad and Chadha). The awards are subject to vesting conditions relating to the portion of the Company’s common stock owned by stockholders other than the Acquisition Entity and the Company achieving a volume-weighted average trading price (VWAP) over a consecutive six-month period. With respect to Mr. Shulman, as of December 31, 2020, the VWAP goal for Tranche I is $50.28, Tranche II is $65.28, and Tranche III is $80.28, subject to further adjustment. With respect to Messrs. Conrad and Chadha, as of December 31, 2020, the VWAP goal for Tranche I is $50.78, Tranche II is $65.78, and Tranche III is $80.78, subject to further adjustment. The awards include dividend equivalent payments and reductions to the base calculation price of unvested awards as follows: an amount equal to 50% of cash dividends are applied to reduce the base calculation price; the remaining 50% of the cash dividend amount is paid to the award holder as soon as practicable following the date such cash dividend is paid to holders of shares of common stock. Mr. Anderson’s cash-settled stock-based award was forfeited upon his termination of employment on February 21, 2020.

(2)
Based on the closing market price of Company common stock on December 31, 2020 of $48.16 per share.

(3)
Represents 90,388 RSUs that were unvested as of December 31, 2020. Included in this amount is the RSU award portion of the annual incentive program based on 2020 performance. The vesting schedule for the RSUs is as follows: 45,441 vested on February 19, 2021, 31,489 are scheduled to vest on February 18, 2022, and 13,458 are scheduled to vest on February 20, 2023.

(4)
Represents 27,876 RSUs that were unvested as of December 31, 2020. Included in this amount is the RSU award portion of the annual incentive program based on 2020 performance. The vesting schedule for the RSUs is as follows: 12,758 vested on February 19, 2021, 10,591 are scheduled to vest on February 18, 2022, and 4,527 are scheduled to vest on February 20, 2023.

(5)
Represents 40,977 RSUs that were unvested as of December 31, 2020. Included in this amount is the RSU award portion of the annual incentive program based on 2020 performance. The vesting schedule for the RSUs is as follows: 10,018 vested on February 19, 2021, 7,813 are scheduled to vest on April 20, 2021, 10,020 are scheduled to vest on February 18, 2022, 8,844 are scheduled to vest on April 20, 2022, and 4,282 are scheduled to vest on February 20, 2023.

(6)
Represents performance-based RSUs granted in 2019 and 2020, in each case assuming performance is achieved at target performance levels. The vesting schedule for the performance-based RSU awards is as follows: 103,533 will fully vest in the first quarter of 2022 and 44,304 will fully vest in the first quarter of 2023, in each case based upon actual achievement of the quantitative goals as determined by the Committee.

(7)
Represents performance-based RSUs granted in 2019 and 2020, in each case assuming performance is achieved at target performance levels. The vesting schedule for the performance-based RSU awards is as follows: 18,255 will fully vest in the first quarter of 2022 and 14,902 will fully vest in the first quarter of 2023, in each case based upon actual achievement of the quantitative goals as determined by the Committee.

(8)
Represents performance-based RSUs granted in 2019 and 2020, in each case assuming performance is achieved at target performance levels. The vesting schedule for the performance-based RSU awards is as follows: 16,212 will fully vest in the first quarter of 2022 and 14,096 will fully vest in the first quarter of 2023, in each case based upon actual achievement of the quantitative goals as determined by the Committee.

Options Exercised and Stock Vested for 2020
We had no stock options that were exercised during 2020. The table below shows the number and fair value of RSUs that vested in 2020.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas H. Shulman(1)	—	—	53,159	2,545,072
Micah R. Conrad(2)	—	—	15,810	729,388
Rajive Chadha(3)	—	—	7,358	309,175
John C. Anderson(4)	—	—	8,475	406,970

(1)
Includes 31,984 RSUs that vested on February 20, 2020, with a value of $48.02 per share on the vesting date, and 21,175 RSUs that vested on December 31, 2020, with a value of $47.66 per share on the vesting date.

(2)
Includes 5,078 RSUs that vested on January 2, 2020, with a value of $42.15 per share on the vesting date, and 10,732 RSUs that vested on February 20, 2020, with a value of $48.02 per share on the vesting date.

(3)
Includes 5,737 RSUs that vested on February 20, 2020, with a value of $48.02 per share on the vesting date, and 1,621 RSUs that vested on April 20, 2020, with a value of $20.78 per share on the vesting date.

(4)
Includes 3,250 performance-based RSUs that vested on February 20, 2020, with a value of $48.02 per share on the vesting date, and 5,225 RSUs that vested on February 20, 2020, with a value of $48.02 per share on the vesting date.

Pension Benefits for 2020
The Retirement Plan was frozen effective December 31, 2012, prior to the eligibility of our NEOs other than Mr. Anderson, who is a participant. No additional participants have been or will be allowed entry into the plans, and no additional creditable service has been or will be awarded to Mr. Anderson after December 31, 2012. In accordance with SEC rules, the accumulated benefits are presented as if they were payable upon the NEO’s normal retirement at age 65.
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During the Last Fiscal Year ($)
Douglas H. Shulman	Springleaf Financial Services Retirement Plan	—	—	—
Micah R. Conrad	Springleaf Financial Services Retirement Plan	—	—	—
Rajive Chadha	Springleaf Financial Services Retirement Plan	—	—	—
John C. Anderson	Springleaf Financial Services Retirement Plan	0.75	30,937	—

(1)
The pension valuation assumptions for 2020 include: (i) a discount rate of 2.32%, (ii) normal retirement age (65), or current age, if older, and (iii) Pri-2012 mortality table with Scale MP-2020 for December 31, 2020, post-retirement only.

Retirement Plan Benefit Formula
The Retirement Plan formula ranges from 0.925% to 1.425% times average final compensation for each year of credited service accrued prior to December 31, 2012, up to 44 years. For participants who retire after the normal retirement age of 65, the retirement benefit is actuarially adjusted to reflect the later benefit commencement date.
For purposes of the Retirement Plan, average final compensation is the average annual pensionable salary of a participant during those three consecutive years in the last 10 years of credited service, prior to the Retirement Plan being frozen, that afford the highest such average. Final average compensation does not include amounts attributable to overtime pay, supplemental cash incentive payments, annual cash bonuses, or long-term incentive awards.
Death and Disability Benefits
The Retirement Plan also provides for death and disability benefits. The Retirement Plan generally provides a death benefit to active participants who die before age 65 equal to 50% of the benefit the participant would have received if he or she had terminated employment on the date of death, survived until his or her earliest retirement date, and elected a 50% joint and survivor annuity.
Nonqualified Deferred Compensation for 2020
We do not maintain any nonqualified deferred compensation plans in which any of our executive officers participate.

Potential Payments Upon Termination or Change-In-Control for 2020
The following table shows the payments and benefits that our NEOs would have been eligible to receive if their employment had been terminated or if a change in control of the Company had occurred as of December 31, 2020. Additional information about Pension Plan benefits payable upon certain terminations is provided in “—Pension Benefits for 2020” above.
Name	Type of Payment or Benefit	Voluntary Resignation without Good Reason or Early or Normal Retirement ($)	Termination without Cause ($)(2)(3)	Termination for Good Reason ($)(2)(3)	Change in Control ($)(4)	Termination without Cause following a Change in Control ($)(2)(3)	Termination for Good Reason following a Change in Control ($)(2)(3)	Termination Due to Disability ($)(3)	Termination Due to Death ($)(3)
Douglas H. Shulman	Severance Payment	—	5,074,248	5,074,248	—	5,074,248	5,074,248	—	—
	Acceleration of Unvested Equity	—	1,540,349	—	—	1,540,349	—	2,408,771	2,408,771
	Total	—	6,614,598	5,074,248	—	6,614,598	5,074,248	2,408,771	2,408,771
Micah R. Conrad	Severance Payment	—	472,658	—	—	472,658	472,658	—	—
	Acceleration of Unvested Equity	—	396,453	—	—	396,453	—	688,544	688,544
	Total	—	869,111	—	—	869,111	472,658	688,544	688,544
Rajive Chadha	Severance Payment	—	466,134	—	—	466,134	466,134	—	—
	Acceleration of Unvested Equity	—	652,568	—	—	652,568	—	1,354,837	1,354,837
	Total	—	1,118,702	—		1,118,702	466,134	1,354,837	1,354,837
John C. Anderson(1)	Severance Payment	—	—	—	—	—	—	—	—
	Acceleration of Unvested Equity	—	—	—	—	—	—	—	—
	Total	—	—	—	—	—	—	—	—
(1)
Mr. Anderson resigned as Executive Vice President and General Counsel effective January 2, 2020 but remained a non-executive officer employee of the Company through February 21, 2020. Mr. Anderson received a lump sum separation payment totaling $825,000, paid on June 30, 2020 pursuant to the Consulting Agreement.

(2)
Severance payments for Mr. Shulman in the event of a termination without cause or for good reason (whether or not in connection with a change in control) are based on the terms of his employment agreement. The severance payment is an aggregate amount equal to (i) $2,633,333 payable over 24 months, plus (ii) an amount equal to two-thirds of the average annual bonus earned in respect of the three years completed prior to the year of termination plus (iii) a lump sum distribution equal to 12 months of premiums for COBRA continuation for Mr. Shulman and his dependents. The lump sum COBRA premium payable under the terms of Mr. Shulman’s employment agreement is $23,440.

As of December 31, 2020, Messrs. Conrad and Chadha were eligible to receive severance benefits pursuant to the Executive Severance Plan. Under the Executive Severance Plan, upon a termination by the Company without cause or for good reason within 12 months following a change in control, each executive receives base salary continuation for 12 months and a lump sum distribution equal to 12 months of premiums for COBRA continuation for the executive and his dependents at the rates in effect on the date of termination. The lump-sum COBRA premiums payable pursuant to the terms of the Executive Severance Plan to Messrs. Conrad and Chadha are $22,658 and $16,134, respectively.
(3)
For Mr. Shulman, two award agreements provide that a total of 31,984 RSUs will vest upon a termination without cause ($1,540,349) and 50,016 RSUs will vest upon death or disability ($2,408,771).

For Mr. Conrad, two award agreements provide that a total of 8,232 RSUs will vest upon a termination without cause ($396,453) and 14,297 RSUs will vest upon death or disability ($688,544). For Mr. Chadha, two award agreements provide that a total of 13,550 RSUs will vest upon a termination without cause ($652,568) and 28,132 RSUs will vest upon death or disability ($1,354,837). The Executive Severance Plan does not provide for acceleration of equity awards upon a termination event or a change in control.
(4)
None of the NEOs is eligible to receive benefits solely in the event of a change in control.

Our Executive Severance Plan became effective on March 16, 2015. As of December 31, 2020, the Committee had identified Messrs. Chadha and Conrad as Eligible Executives for purposes of participating in the Executive Severance Plan. The Executive Severance Plan provides for severance payments and benefits to the “Eligible Executives” (as defined in the Executive Severance Plan) in the event of a “Qualifying Termination” (as defined below). In the event of a Qualifying Termination and subject to the Eligible Executive’s adherence to the covenants contained in the Executive Severance Plan and execution of a severance agreement (including a general waiver and release of claims along with certain non-competition and intellectual property protections), the Executive Severance Plan provides for (i) continued payment of the Eligible Executive’s annual base salary for a period of 12 months and (ii) a lump sum cash payment in an amount equal to 12 months of premiums for COBRA continuation coverage for the Eligible Executive and their eligible dependents.
A Qualifying Termination is defined as a termination other than for “Cause” (as defined in the Executive Severance Plan).
Mr. Shulman is eligible to receive the termination benefits pursuant to his employment agreement. If Mr. Shulman’s employment is terminated by the Company other than for “cause” (as defined in the agreement, but not including a termination of employment due to death or disability) or he resigns for “good reason” (as defined in the agreement and summarized below), and if Mr. Shulman executes a general release of claims in a form acceptable to the Company and continues to comply with all applicable restrictive covenants, then he would be entitled to: (i) a severance payment equal to $2,633,333, payable in equal installments over a 24-month period in accordance with the Company’s payroll (or, if such termination occurs within the 24-month period following a change in control (as defined in the agreement), a single lump sum); (ii) any earned but unpaid annual bonus for the calendar year immediately preceding the termination; (iii) an amount equal to two-thirds of the average annual bonus earned in respect of the three years completed prior to the year of termination (or, if Mr. Shulman has been employed for less than three years as of such termination, the number of years completed prior to the year of termination), pro-rated based on the number of days in which Mr. Shulman was employed during such year and paid at the same time such bonuses are normally paid in accordance with the normal practices of the Company with regard to paying bonuses to similarly situated executives subject to certain adjustments; and (iv) a lump sum payment equal to 12 months of COBRA premiums.
For purposes of Mr. Shulman’s employment agreement, “good reason” means, in summary: (i) a material reduction in his duties, authorities, responsibilities, or reporting relationships; (ii) the reduction of his base salary or annual bonus opportunity (in each case, other than an across-the-board reduction affecting all senior management of the Company which reduction results in the decrease of his base salary or annual bonus opportunity, as applicable, of less than 10%); (iii) relocation of his principal location of employment by more than 50 miles (unless such new location is closer to his primary residence in New York City); (iv) the failure to nominate him as a member of the board of directors of the Company; or (v) the failure to pay him compensation when due under the terms of his employment agreement.
Pursuant to the employment agreement, Mr. Shulman is bound by certain restrictive covenants including confidentiality, non-disparagement, work product, and, during the term of his employment and for a period of two years thereafter, non-solicitation of employees, consultants, and customers and non-competition. The Company is bound by a non-disparagement covenant.
Subsequent to December 31, 2020, we amended our Omnibus Incentive Plan to provide, unless otherwise determined by the plan administrator, if a Change in Control occurs (as defined in the Omnibus Incentive Plan), and the employment of the holder of an award granted under the plan (an “Award”) is terminated by the Company without Cause (as defined in the Omnibus Incentive Plan) on or after the effective date of the Change in Control but prior to 12 months following the Change in Control, then: (i) any unvested portion of any Award carrying a right to exercise shall become fully vested and exercisable; and (ii) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Award shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved. The Change in Control protection provided by the Omnibus Incentive Plan does not apply to the voluntary termination of employment by an Award recipient following a Change in Control for “good reason” or otherwise.
Pay Ratio Disclosure
For 2020, we reevaluated our employee population and determined our median employee for 2020 using payroll and income tax records (Form W-2) as of December 31, 2020. We included our entire employee population as of December 31, 2020, annualized base pay for employees hired in 2020, and converted compensation for employees paid in currencies other than the U.S. dollar into U.S. dollars using a fiscal year 2020 exchange rate. We examined a small group of employees for whom total cash compensation was clustered within a few dollars around the median. From this group, we selected an individual we determined to be reasonably representative of our median employee. The 2020 annual total compensation for the median employee determined in accordance with SEC rules was $54,872. For the year ended December 31, 2020, the annual total compensation for our CEO, Mr. Shulman, was $9,368,074 as reported in the “Total” column of the Summary Compensation Table for 2020. The resulting pay ratio is estimated to be approximately 171 to 1.
Investors are cautioned that amounts reported in the Summary Compensation Table for 2020 above for our NEOs, including our principal executive officer, are determined pursuant to SEC rules that do not necessarily reflect amounts actually received or realized by, or value actually delivered to, our NEOs, including our principal executive officer. Accordingly, investors are cautioned not to place undue reliance or emphasis on such amounts, or the ratio disclosed above.
Non-Employee Director Compensation
We pay compensation to certain of our non-employee directors for their service as members of the Board and its committees. Directors who are employed by Apollo (Ms. Hall and Messrs. Michelini and Sinensky) or Värde (Mr. Mamik) or their affiliated entities do not receive compensation for their Board and committee service. During 2020, we had a separate compensation arrangement with our former Chairman of the Board (Mr. Levine) described under the caption “Letter Agreement with Our Former Chairman of the Board.” Fees to non-employee directors may be paid in cash or, in lieu of cash, by issuances of Company common stock based on the value of Company common stock at the date of grant for the 2020 RSU grants. We also make annual grants of RSUs during the first quarter of each calendar year that vest on the first business day of the year following the grant date, subject to the director’s continued service through the vesting date. RSUs are credited with dividend equivalents equal to the per share cash dividends paid on our common stock, multiplied by the total number of RSUs subject to the award that are outstanding on the record date for such dividend. The crediting of dividend equivalents is meant to treat the RSU award holders consistently with stockholders.
For 2020, Board members were eligible to receive an annual retainer of $75,000 and a grant of RSUs with an approximate value of $110,000. The RSUs have associated dividend-equivalent rights as discussed above. Committee chairs are eligible to receive annual cash retainers of $30,000 (Audit), $20,000 (NCG), and $25,000 (Compensation, Compliance, and Risk). Committee members also are eligible to receive annual cash retainers of $15,000 (Audit) and $10,000 (NGC, Compliance, Compensation, and Risk). Our presiding non-management director receives an annual retainer of $25,000. Cash retainers for annual Board, presiding non-management director, committee chair, and committee member service are paid in quarterly installments.
Stock grants are reviewed and approved annually. In general, non-employee directors’ cash and equity-based awards under the Omnibus Incentive Plan are capped at $500,000 during any calendar year. In 2020, we amended the Omnibus Incentive Plan to authorize the Board, at its discretion, to provide certain non-employee directors with a retainer or other fee, grant, or payment for service on a special purpose committee or for any other special service.

The Committee believes that these restrictions represent meaningful limits on the compensation payable to our non-employee directors. All members of the Board are also reimbursed for reasonable costs and expenses incurred in attending Board or committee meetings or other Company business.
Director Stock Ownership Policy
On March 25, 2016, the Board approved a Director Stock Ownership Policy to align the interests of our non-employee directors with those of our stockholders by encouraging significant stock ownership in the Company by our non-employee directors. Such policy is administered by the Committee. Pursuant to such policy, each non-employee director must at all times hold shares of Company common stock with a value equal to three times the cash retainer for such director’s annual Board service, excluding retainer fees for Board committee chair or committee member service. For purposes of determining compliance with such policy at any time, the value of the non-employee director’s holdings shall be determined by multiplying the number of shares held by such non-employee director by the average closing price of a share of Company common stock for the previous calendar year. A non-employee director’s holdings include shares held directly by the non-employee director, including unvested restricted shares, and shares owned indirectly or beneficially by the non-employee director. Non-employee directors serving on March 25, 2016 were required to meet the requirements of such policy within five years from its adoption (i.e., by March 25, 2021). Mr. Guthrie, the only director currently required to meet the ownership requirement, was in compliance on March 25, 2021. Individuals who become a non-employee director after March 25, 2016 will have five years from the date such individual commenced service on the Board to satisfy the requirements of such policy.
Director Deferral Election Program
Each of our non-employee directors may elect to defer the delivery of all or a portion of their annual RSU grant for board service. Delivery of such RSUs may be delayed until the date of the director’s separation from board service, a specified date selected by the director, or the earlier to occur of the director’s separation from board service and a specified date selected by the director. RSUs that have been deferred may be delivered, at the election of the director, in a lump sum or in equal annual installments over a period of time not to exceed five years. Any deferral election must be made in the year prior to the year of grant and is irrevocable following December 31st of such prior year. Messrs. Guthrie and Smith made elections in 2019 to participate in the Director Deferral Election Program for 2020.

Director Compensation Table for 2020
The total 2020 compensation of our non-employee directors is shown in the following table. We do not separately compensate our employee director, Mr. Shulman, for his Board or committee service.
Name	Service	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jay N. Levine(4)	Board Meetings	250,000	—	—	—
	Committee	—	—	—	—
	Total	250,000	249,992	48,491	548,483
Roy Guthrie	Board Meetings	75,000	—	—	—
	Committee(5)	85,000	—	—	—
	Total	160,000	109,969	11,017	280,986
Richard Smith	Board Meetings	75,000	—		—
	Committee	35,000		—	—
	Total	110,000	109,969	7,749	227,718
Valerie Soranno Keating	Board Meetings	75,000	—	—	—
	Committee	25,000	—	—
	Total	100,000	1,150,935(6)	27,565	1,168,531

(1)
During the COVID-19 pandemic, Mr. Levine agreed to a voluntary annual compensation reduction of $25,000, and each of Messrs. Guthrie and Smith and Ms. Keating agreed to voluntary annual retainer reductions equal to $7,500. These reductions are not reflected in the table.

(2)
The amounts reported in this column represent the grant date fair value of RSUs granted in 2020, calculated in accordance with FASB ASC Topic 718. These RSUs vested on January 4, 2021. Messrs. Guthrie and Smith elected to defer delivery of their annual grants of RSUs in accordance with our Director Deferral Election Program.

(3)
Represents dividend equivalent payments on unvested RSU grants.

(4)
Mr. Levine resigned as Chairman of the Board and as a director effective December 31, 2020.

(5)
Includes $25,000 presiding non-management director fee.

(6)
Consists of a grant of 2,609 RSUs with a grant date fair value of $109,969 for annual board service in 2020. These RSUs vested on January 4, 2021. Also includes a special grant of 27,700 RSUs with a grant date fair value of $1,040,966 in November 2020 for non-Board work assisting the Company in developing its credit card business and for her future engagement with the business as it is built and launched. The RSUs for non-Board work vest in three equal installments on each of November 4, 2021, 2022, and 2023.

Letter Agreement with Our Former Chairman of the Board
In connection with Mr. Levine’s resignation as our President and CEO, Mr. Levine and the Company entered into a letter agreement (the “letter agreement”), effective as of September 8, 2018, which provides for Mr. Levine to receive $500,000 per year in annual compensation, in lieu of any retainer fees or other consideration paid to directors generally, for his services as non-executive Chairman of the Board (including service on any Board committee or any other service), half of which is payable in cash and half of which is payable in the form of an equity award under the terms of the Omnibus Incentive Plan or another long-term incentive plan maintained by the Company, subject to the same vesting and other terms and conditions as are applicable to the annual equity awards granted to other members of the Board. Mr. Levine is bound by certain restrictive covenants under the letter agreement, including non-competition and non-solicitation of Company employees, consultants, independent contractors, and other service providers, during the term of his service to the Company and Board and for a period of 12 months thereafter.
Compensation Committee Interlocks and Insider Participation
The current members of the Committee are the individuals named as signatories to the Compensation Committee Report set forth above under “Compensation Committee Report.” None of our executive officers currently serves as a member of the board of directors or as a member of a compensation committee of any other company that has an executive officer serving as a member of the Board or the Committee. None of the individuals who served on the Committee during 2020 and none of the current members of the Committee are current or former officers or employees of the Company. Additionally, none of the individuals who currently serve as members of the Committee or who served as members of the Committee during 2020 has had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.
Equity Compensation Plan Information
The following table sets forth information with respect to securities authorized for issuance under our equity compensation plans as of December 31, 2020:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	Weighted average exercise price of outstanding options, warrants and rights ($)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	859,556	n/a	13,139,204
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	859,556	n/a	13,139,204

(1)
Represents 859,556 shares of Company common stock reserved for issuance pursuant to RSUs (assuming maximum achievement of the applicable performance metrics) that were outstanding as of December 31, 2020.

(2)
The weighted-average exercise price of the RSUs identified in column (a) is listed as “n/a” in column (b) since there is no exercise or purchase price for such RSUs.

(3)
Represents shares of Company common stock that remained available for future issuance under our Omnibus Incentive Plan as of December 31, 2020, excluding shares identified in column (a) that are reserved for issuance pursuant to RSUs that were outstanding as of December 31, 2020. Under the terms of our Omnibus Incentive Plan, the number of shares available for future issuance increases annually on the first day of each fiscal year beginning in 2014 by a number of shares equal to the excess of (x) 10% of the number of outstanding shares on the last day of the immediately preceding fiscal year over (y) the number of shares remaining available for future issuance under the Omnibus Incentive Plan as of the last day of the immediately preceding fiscal year. Accordingly, effective January 1, 2021, the number of shares of Company common stock remaining available for future issuance under our Omnibus Incentive Plan was increased by 294,969 shares to 13,434,172 shares.

PROPOSAL NO. 2—APPROVAL OF
EMPLOYEE STOCK PURCHASE PLAN
Our Board of Directors has approved and unanimously recommends that stockholders approve the OneMain Holdings, Inc. Employee Stock Purchase Plan (which we refer to as the “ESPP”). The ESPP is intended to allow eligible employees to purchase shares of our common stock at a discount from the market value of the shares. The purposes of the ESPP are to (i) offer employees an inducement to acquire an ownership interest in the Company on a tax-favored basis and (ii) further align the interests of our employees with the interests of our stockholders. It is the Company’s intention that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.
Material Terms of the ESPP
The following is a summary of the material terms of the ESPP. This summary is subject to, and qualified by, reference to the actual text of the ESPP, a complete copy of which is attached as Annex A to this Proxy Statement.
Plan Administration
The Compensation Committee (referred to as the “Committee” in this section) of our Board administers the ESPP. Subject to the terms and conditions of the ESPP, the Committee has full power and authority to interpret, administer, construe, and approve transactions under the ESPP. Further, the Committee has authority generally to delegate any or all of its duties, powers, and authority to any officer or officers of the Company. However, it may not delegate its authority in circumstances where such delegation would be inconsistent with SEC Rule 16b-3 or other applicable law, rule, or regulation. The interpretation by the Committee of the terms and provisions of the ESPP, and its administration of the ESPP, and all action taken by the Committee, shall be final, binding, and conclusive on all interested parties.
Shares Available
At the Annual Meeting, our stockholders will be asked to approve and authorize 1,000,000 shares for issuance under the ESPP. These shares may be issued from treasury shares, from shares purchased on the open market or from private sources, or from our authorized, but unissued, shares. As of the record date of March 31, 2021, the closing price of a share of the Company’s common stock, par value $0.01 per share, was $53.72.
Eligibility for Participation
The persons who are eligible to participate in the ESPP are our employees who are designated by the Committee as participating employees. Participation in the ESPP will be limited to employees of the Company and any of its subsidiaries that are principally based in the U.S. (excluding Triton Insurance Company) (a) whose customary employment is for more than five months per calendar year, (b) who customarily work 20 hours or more per week, (c) who meet service requirements designated by the Committee, (d) who have base compensation not in excess of an amount designated by the Committee, and (e) who satisfy the procedural enrollment and other requirements set forth in the ESPP, or who meet such lesser customary employment, service, and compensation requirements as the Committee may specify from time to time on a uniform and non-discriminatory basis. As of the record date of March 31, 2021, based on the foregoing, we expect approximately 8,530 of our employees to be eligible to participate in the ESPP.
No employee may be granted a purchase right under the ESPP if, immediately after the purchase right is granted, the employee would own (or, under applicable statutory attribution rules, would be deemed to own) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries.
The Committee may establish additional eligibility requirements, including requirements that increase the number of employees eligible to participate, for offering periods that have not yet commenced that are not inconsistent with Section 423 of the Internal Revenue Code.

Offering Periods
The duration of each offering period is determined by the Committee but may not exceed 27 months. The Committee also determines the date on which each offering period will begin. The ESPP provides that, unless the Committee determines otherwise, a new offering period will begin in the first payroll period coinciding with or next following January 1 of each year and will extend until the next offering commences. The Committee may at any time suspend, modify, or accelerate the completion of an offering period, including upon or in contemplation of a change in control of the Company.
Purchase Periods
Each offering period may consist of one or more purchase periods during which payroll deductions are accumulated and purchases of shares are made under the ESPP at the end of the purchase period. The duration of each purchase period (if any) is determined by the Committee. A purchase period will in no event end later than the close of the offering period in which it begins.
Purchase Limitations Under the ESPP
The Committee has prescribed that an eligible employee may contribute up to a maximum of 10% of his or her base compensation, subject to a maximum contribution of $25,000 of fair market value of the common stock for each calendar year in which an option is outstanding at any time, for purchase of shares under the ESPP. The Committee may, but is not required to, permit employee contributions to be made by means other than payroll deductions. Payroll deductions are accumulated, along with any other allowed employee contributions (e.g., lump sum contributions), to purchase shares of common stock at the end of the offering period. The Committee may allow a participant to increase, decrease, or suspend payroll deductions during an offering period or withdraw from participation in an offering at any time. If a participant’s employment terminates for any reason before the end of an offering period, his or her participation in any offering ceases immediately, and any accumulated employee contributions are paid to such participant.
Purchase Price
Unless the Committee otherwise determines, the purchase price of the shares of our common stock sold in each offering period will be an amount equal to 85% of the fair market value of our common stock as of the last day of the applicable purchase period. In the event that the Committee determines before the effective date of an offering period that the purchase price of the shares of common stock shall be calculated using a “lookback” price, such “lookback” price shall be an amount equal to: the lesser of (a) 85% of the fair market value of our common stock at the beginning of the offering period, or (b) 85% of the fair market value of our common stock on the last day of the purchase period(s) applicable to such offering period. In its discretion, the Committee may set a higher (but not a lower) purchase price in advance of any offering period and may permit employee contributions to be made by means in addition to payroll deductions (such as lump sum payments). Under the ESPP, the fair market value of a share of our common stock on a particular date is determined by the Committee in its sole discretion; provided, however, (i) if the common stock is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or (ii) if the common stock is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market. If the foregoing method of determining fair market value should be inconsistent with Section 423 of the Code, fair market value shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.
Restrictions on Sale
The Committee may determine, in its sole discretion, that a participant may not sell, pledge, hypothecate, transfer, or otherwise dispose of shares of common stock purchased under the ESPP by a participant or his or her successors for a specified period of time following the date such shares were purchased under the Plan other than by will or pursuant to the laws of descent and distribution.

Amendment or Termination of the ESPP
The ESPP may be amended or terminated by our Board without stockholder approval unless stockholder approval of the amendment or termination is required under applicable law. The provisions of the ESPP (if any) that determine the amount, price, and timing of option grants to our executive officers and directors may not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, unless the Company’s General Counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Exchange Act for which the Company may intend such executive officers and directors to qualify. The ESPP will continue in effect until all shares authorized to be sold thereunder have been sold, subject to the right of the Board to terminate the ESPP at any earlier time.
New Plan Benefits
It is not possible to determine specific amounts that may be issued under the ESPP because we cannot determine who will elect to participate in the ESPP in the future, the amount that such employees will elect to contribute, or the number or price of shares that may be purchased under the ESPP. As such, no information is provided concerning the benefits to be delivered under the ESPP to any individual or group of individuals.
We intend to file with the SEC a registration statement on Form S-8 covering the shares issuable under the ESPP.
Federal Income Tax Consequences
The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. As a result, participants are eligible for favorable tax treatment under Sections 421 and 423 of the Internal Revenue Code. A participant in an offering under the ESPP will not recognize income subject to federal income tax at the commencement of an offering period or at the time shares are purchased. No federal income tax consequences result to the Company at the commencement of an offering period under the ESPP, upon the subsequent purchases of common stock by participants, or upon the disposition of shares acquired under the ESPP, other than with respect to a disqualifying disposition. If the disposition of the shares purchased in an offering period is neither made within two years from the commencement of such offering period, nor within one year from the date the shares are transferred to the employee, then upon subsequent disposition of the shares, ordinary income may be recognized by the participant, depending upon the purchase price formula applicable to that offering, on up to 15% of the market price of the shares on the commencement date of the offering period. Any additional gain realized will be capital gain. Any loss realized by an employee upon disposition of the shares will constitute a capital loss.
If the shares are disposed of within either the two-year or one-year periods referenced above (a “disqualifying disposition”), the participant will recognize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the shares at the time such shares were purchased and the purchase price of the shares, and the Company will generally be entitled to a corresponding deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the participant and will not be deductible by the Company.
Vote Required and Board Recommendation
Your approval of the ESPP is important in order to enable us to continue to retain and attract the most qualified talent in our industry.
Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or by proxy and entitled to vote at the meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Your Board of Directors unanimously recommends a vote FOR the approval of this proposal.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Apollo-Värde Transaction
On June 25, 2018, the Acquisition Entity, an entity formed by an investor group led by funds managed by affiliates of Apollo and Värde (collectively the “Apollo-Värde Group”) completed its purchase of 54,937,500 shares of Company common stock formerly beneficially owned by Springleaf Financial Holdings, LLC, an entity owned primarily by private equity funds managed by an affiliate of Fortress Investment Group LLC and its affiliates (“Fortress”), representing the entire holdings of our stock beneficially owned by Fortress (approximately 40.5% of Company common stock that was issued and outstanding as of such date) (the “Apollo-Värde Transaction”). As a result, the Apollo-Värde Group is our largest stockholder and has significant influence over all matters requiring a stockholder vote.
Amended and Restated Stockholders Agreement
General
On June 25, 2018, in connection with the closing of the Apollo-Värde Transaction, the Company and the Acquisition Entity entered into an amended and restated stockholders agreement (the “A&R Stockholders Agreement”) containing, among other things, certain provisions described below. As discussed further below, the A&R Stockholders Agreement provides certain rights to the Acquisition Entity with respect to the designation of directors for nomination and election to the Board, as well as registration rights for certain of our securities beneficially owned, directly or indirectly, by the Acquisition Entity and its Permitted Transferees (collectively, the “Stockholders”). The term “Permitted Transferees” and other capitalized terms used but not defined in this discussion have the respective meanings given to them in the A&R Stockholders Agreement.
The A&R Stockholders Agreement provides that the parties thereto will use their respective reasonable efforts, including voting or causing to be voted all of our voting shares beneficially owned by each, so that no amendment is made to our Restated Certificate of Incorporation or Bylaws in effect as of the date of the A&R Stockholders Agreement (i) that would add restrictions to the transferability of our shares by the Stockholders, which are beyond those provided for in our Restated Certificate of Incorporation, the A&R Stockholders Agreement or applicable securities laws or (ii) that nullify the rights set out in the A&R Stockholders Agreement of the Stockholders unless such amendment is approved by such Stockholder.
Designation and Election of Directors
The A&R Stockholders Agreement provides that, for so long as the A&R Stockholders Agreement is in effect, we and each Stockholder shall take all reasonable actions within our respective control (including voting or causing to be voted all of the securities held of record or beneficially owned by such Stockholder entitled to vote generally in the election of our directors and, with respect to us, including in the slate of nominees recommended by the Board those individuals designated by the Acquisition Entity) so as to elect to the Board, and to cause to continue in office:
•
a number of directors equal to a majority of the Board, plus one director, who are designated by the Acquisition Entity, for so long as the Acquisition Entity directly or indirectly beneficially owns, together with its Permitted Transferees, at least 33% of our voting power;

•
a number of directors equal to a majority of the Board, minus one director, who are designated by the Acquisition Entity, for so long as the Acquisition Entity directly or indirectly beneficially owns, together with its Permitted Transferees, less than 33% but at least 20% of our voting power, provided that if the Board consists of six or fewer directors, then the Acquisition Entity shall have the right to designate two directors;

•
a number of directors (rounded up to the nearest whole number) that would be required to maintain the Acquisition Entity’s proportional representation on the Board who are designated by the Acquisition Entity for so long as the Acquisition Entity directly or indirectly beneficially owns, together with its Permitted Transferees, less than 20% but at least 10% of our voting power, provided that if the Board consists of six or fewer directors, then the Acquisition Entity shall have the right to designate two directors; and
•
a number of directors (rounded up to the nearest whole number) that would be required to maintain the Acquisition Entity’s proportional representation on the Board who are designated by the Acquisition Entity for so long as the Acquisition Entity directly or indirectly beneficially owns, together with its Permitted Transferees, less than 10% but at least 5% of our voting power, provided that if the Board consists of six or fewer directors, then the Acquisition Entity shall have the right to designate one director.

In accordance with the A&R Stockholders Agreement, the Acquisition Entity originally designated Messrs. Mamik, Michelini, Sinensky, and Smith, and Ms. Keating, and former director Marc E. Becker. On July 16, 2020, the Board appointed Ms. Hall to fill the vacancy created by Mr. Becker’s resignation.
Matters Reserved for Approval of the Disinterested Directors
For as long as the Stockholders have beneficial ownership of at least 20% of the common stock, the following actions shall require the approval of the majority of our directors who are disinterested and independent under Delaware law: (i) any transaction or series of transactions between any Stockholder or any of their respective affiliates, on the one hand, and the Company or any of its subsidiaries, on the other hand, that could reasonably be expected to have a value in excess of $30,000,000 (other than ordinary course purchases of asset-backed securities from the Company or any of its subsidiaries on arms-length, market terms in an amount not exceeding $500,000,000 in any transaction); (ii) any enforcement or waiver of the rights of the Company or any of its subsidiaries under any agreement between the Company or any of its subsidiaries, on the one hand, and any Stockholder or any of their respective affiliates, on the other hand; and (iii) any management, monitoring, service, transaction, or other similar fee payable to any Stockholder or any of their respective affiliates, with the exception of certain pre-approved transactions.
Indemnification of the Acquisition Entity
The A&R Stockholders Agreement provides that we will indemnify the Acquisition Entity and its officers, directors, employees, agents, and affiliates against losses arising out of third-party claims (including litigation matters and other claims) based on, arising out of, or resulting from:
•
the Acquisition Entity’s status as an equity holder of the Company;

•
the ownership or the operation of our assets or properties and the operation or conduct of our business; and

•
any other activities we engage in.

In addition, we have agreed to indemnify the Acquisition Entity and its officers, directors, employees, agents, and affiliates against losses, including liabilities under the Securities Act of 1933 as amended (the “Securities Act”), and the Exchange Act, relating to actual or alleged misstatements in or omissions from any registration statement, prospectus, preliminary prospectus, or any amendment or supplement thereto, other than misstatements or omissions made in reliance on information relating to and furnished by the Acquisition Entity for use in the preparation of that registration statement or report.
Registration Rights
Demand Rights. Each Stockholder has, for so long as such Stockholder directly or indirectly beneficially owns, together with Acquisition Entity and its Permitted Transferees, an amount of Company common stock (whether owned at the time of the offering or subsequently acquired) equal to or greater than 1% of our shares of common stock then issued and outstanding (a “Registrable Amount”), “demand” registration rights that allow the Stockholder, for itself and for the Acquisition Entity and its Permitted Transferees, at any time after 180 days following the date of the A&R Stockholders Agreement, to request that we register under the Securities Act an amount equal to or greater than a Registrable Amount. The Stockholder, for itself and for the Acquisition Entity and its Permitted Transferees, will be entitled to unlimited demand registrations so long as such persons, together, beneficially own a Registrable Amount. We will not be required to effect any demand registration within one month of a “firm commitment” underwritten offering to which the requestor held “piggyback” rights, described below, and which included at least 50% of the shares of common stock requested by the requestor to be included. We will not be obligated to grant a request for a demand registration within one month of any other demand registration.
Piggyback Rights. For so long as Stockholders beneficially own a Registrable Amount and subject to certain other conditions, Stockholders have “piggyback” registration rights that allow them to include the common stock that they own in any public offering of equity securities initiated by us (other than those public offerings pursuant to registration statements on Forms S-4 or S-8 or pursuant to an employee benefit plan arrangement) or by any of our other stockholders that have registration rights. These “piggyback” registration rights will be subject to proportional cutbacks based on the manner of the offering and the identity of the party initiating such offering.
Shelf Registration. We granted to the Acquisition Entity and its Permitted Transferees, for so long as the Acquisition Entity, together with its Permitted Transferees, beneficially owns a Registrable Amount, the right to request a shelf registration on Form S-3 providing for offerings of Company common stock to be made on a continuous basis until all shares covered by such registration have been sold, subject to our right to suspend the use of the shelf registration prospectuses for a reasonable period of time (not exceeding 60 days in succession or 90 days in the aggregate in any 12-month period) if we determine that certain disclosures required by the shelf registration statements would be detrimental to us or our stockholders. In addition, Stockholders may elect to participate in such shelf registrations within five days after notice of the registration is given.
Indemnification and Expenses
Under our A&R Stockholders Agreement, we have agreed to indemnify the applicable selling Stockholder and its officers, directors, employees, managers, members, partners, agents, and controlling persons against any losses or damages resulting from any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which it sells shares of Company common stock, unless such liability arose from the applicable selling Stockholder’s misstatement or omission, and the applicable selling Stockholder will agree to indemnify us against all losses caused by its misstatements or omissions. We will pay all registration and offering-related expenses incidental to our performance under the A&R Stockholders Agreement, and the applicable selling Stockholder will pay its portion of all underwriting discounts, commissions, and transfer taxes, if any, relating to the sale of its shares of common stock under the A&R Stockholders Agreement.
Observer Rights
Under our A&R Stockholders Agreement, for so long as the Stockholders have beneficial ownership of Company common stock representing at least 10% of the voting power, the Acquisition Entity shall have the right to designate up to three non-voting representatives to attend meetings of our Board and certain committees of the Board.
Transactions with Affiliates
Apollo-Värde Group Margin Loan Agreements. Under the terms of the A&R Stockholders Agreement, approval was required for any transaction with a value expected to exceed $30,000,000 between any stockholder and the Company. On December 16, 2019, the Apollo-Värde Group informed OMH that it had undertaken to pledge all of its 54,937,500 shares of OMH’s common stock pursuant to margin loan agreements and related documentation on a non-recourse basis. The Apollo-Värde Group informed OMH that the margin loan agreements contain customary default provisions, and in the event of an event of default under the loan agreements, the lenders thereunder may foreclose upon any and all shares of OMH’s common stock pledged to them.
When the margin loan agreements were entered into, OMH delivered letter agreements to the lenders in which it has, among other things, made certain representations and warranties and has agreed, subject to certain exceptions, not to take any actions that are intended to hinder or delay the exercise of any remedies by the secured parties under the margin loan agreements and related documentation. Except for the foregoing,

OMH is not a party to the margin loan agreements and related documentation and does not have, and will not have, any obligations thereunder.
Apollo Group Affiliates. Affiliates of members of the Apollo Group (as defined below) and/or members of the Apollo Group (collectively, the “Apollo Group Investors”) own, acquire, and may continue to own and acquire the Company’s securities and securities issued by its wholly-owned direct subsidiary, OMFC, including OMFC-sponsored asset-backed securities and securitization debt (“OMFC Securities”), in the ordinary course of business of such Apollo Group Investors. Athene Holding Ltd. (“Athene”), and/or one or more of its subsidiaries, in the ordinary course of its business, acquires, owns, and may continue to acquire and own OMFC Securities, including in senior and junior tranches thereof. Members of the Apollo Group own a significant equity interest in Athene and control 45% of the total voting power of Athene. Such OMFC Securities were acquired by Apollo Group Investors and Athene and/or a subsidiary thereof from the related underwriter on terms that were the same as those that were offered to other investors in such OMFC Securities. The Company, through its indirectly owned insurance companies, owns Apollo debt securities, which were selected by an independent investment adviser with full investment discretion over the insurance companies’ portfolio.
Related Party Transactions Policy and Procedures
Under SEC rules, a related person is an officer, director, nominee for director, or beneficial holder of more than 5% of any class of our voting securities or an immediate family member of any of the foregoing. We have adopted a written policy (the “Related Party Transactions Policy”) that establishes procedures for approving (a) any transaction between (i) a related person or Related Entity, as defined below (related persons and Related Entities being referred to herein as “Covered Persons”), on the one hand, and (ii) the Company or any of its subsidiaries, on the other hand, where such Covered Person has a direct or indirect material interest and the aggregate amount involved exceeds $120,000, or (b) any other transaction providing for the payment by the Company or any of its subsidiaries of any management, monitoring, service, transaction, or other similar fee to any one or more members of the Apollo Group (each, a “Related Party Transaction”). As provided in the Related Party Transactions Policy and in the charter of the Audit Committee, and except as the Board may otherwise determine from time to time, the Audit Committee is responsible for reviewing and approving in advance (or ratifying, if applicable) any Related Party Transactions. In determining whether to approve or ratify a Related Party Transaction, the Audit Committee is required to consider, among other factors it deems appropriate, benefits to the Company, whether the terms of the Related Party Transaction are generally available to unrelated third parties, and the extent of the Covered Person’s interest in the Related Party Transaction. In addition, except as described in the following sentence, if the Company’s legal department determines a Related Party Transaction involves a member of the Apollo Group, such proposed Related Party Transaction must be submitted to the independent directors of the Board who are disinterested and independent under Delaware law (the “Disinterested Directors”) as to the matter under consideration prior to the consummation of such proposed Related Party Transaction. A Related Party Transaction involving an Ordinary Course Related Entity does not require review or approval under the Related Party Transactions Policy (a) where the amount involved is less than $30,000,000, and such Related Party Transaction does not involve either (i) the purchase of asset-backed securities from the Company or any of its subsidiaries or (ii) the payment by the Company or a subsidiary thereof of a management, monitoring, service, transaction, or other similar fee payable to any Ordinary Course Related Entity, or (b) when both (i) such Related Party Transaction is an ordinary course purchase by a Related Entity of asset-backed securities from the Company or any of its subsidiaries in an amount not exceeding $500,000,000 in any transaction or series of related transactions (which, for purposes hereof, shall mean an amount not exceeding $500,000,000 in the aggregate for all tranches purchased in any issuance), and (ii) such Related Entity does not purchase more than 70% of any tranche of such asset-backed securities, as long as any Related Party Transaction described in the preceding clause (a) or (b) is made on arm’s-length, fair market terms. In addition, neither the Company nor any subsidiary thereof shall enforce or waive any right under any agreement between the Company or any of its subsidiaries, on the one hand, and any Ordinary Course Related Entity, on the other hand, without the prior approval of a majority of the Disinterested Directors. The Audit Committee has delegated authority to its chair or, where applicable, to the Disinterested Directors, to approve or ratify any Related Party Transactions between Audit Committee meetings.
For purposes of the Related Party Transactions Policy:

•
“Apollo Group” means (a) Apollo, (b) Athene, (c) Athora Holding Ltd. (“Athora”), (d) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by Apollo or by one or more of Apollo’s subsidiaries, (e) BRH Holdings GP, Ltd. and its shareholders, (f) any executive officer of Apollo, Athene, or Athora whom Apollo, Athene, or Athora (as applicable) designates, in a written notice delivered to the Company, as a member of the Apollo Group for purposes of the Related Party Transactions Policy (which designation shall continue in effect until such designee ceases to be an executive officer of Apollo, Athene, or Athora, as applicable), and (g) any affiliate of a person described in clause (a), (b), (c), (d), or (e) above; provided, none of (i) the Company, (ii) any subsidiary of the Company, or (iii) any person employed by (A) the Company or any of its subsidiaries, (B) Athene or any of its subsidiaries, or (C) Athora or any of its subsidiaries, shall be deemed to be a member of the Apollo Group, unless such natural person is designated as a member of the Apollo Group as described in clause (f) above. For avoidance of doubt, any person managed by Apollo or by one or more of Apollo’s subsidiaries pursuant to a managed account agreement (or similar arrangement) without Apollo or one or more of Apollo’s subsidiaries controlling such person as a general partner or managing member shall not be part of the Apollo Group. The inclusion of Athene, Athora, and their respective subsidiaries in the definition of “Apollo Group” is solely for the purposes of the Related Party Transactions Policy, and shall not imply that Apollo or any of its affiliates controls any such entity from an accounting, regulatory, or control perspective;

•
“Ordinary Course Related Entity” means (a) any member of the Apollo Group and (b) any Related Entity that is either a direct or indirect limited partner of the Acquisition Entity or an affiliate of such a direct or indirect limited partner; and

•
“Related Entity” means (i) any entity that directly or indirectly owns more than 5% of any class of the Company’s voting securities, and any affiliate of such entity, (ii) each member of the Apollo Group for as long as Section 3.04 of the A&R Stockholders Agreement is in effect, and (iii) any entity in which a related person is employed or is a general partner or principal or in which such person has at least a 5% beneficial ownership interest.

AUDIT FUNCTION
Audit Committee Report
The Audit Committee is a standing committee of the Board that comprises solely non-employee directors who have been affirmatively determined to be “independent” within the meaning of the NYSE Listing Standards and Section 10A of the Exchange Act. The Audit Committee operates pursuant to a written charter that is available under the Corporate Governance tab in the Investor Relations section of the Company’s website at http://investor.onemainfinancial.com and is also available to stockholders upon request, addressed to OneMain Holdings, Inc., c/o Secretary, 601 NW Second Street, Evansville, Indiana 47708.
The Company’s management is responsible for the preparation of the Company’s consolidated financial statements and the Company’s overall financial reporting process. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also solely responsible for the selection and termination of the Company’s independent registered public accounting firm, including the approval of audit fees and any permissible non-audit services provided by and fees paid to the independent registered public accounting firm. See “Board of Directors—Committees of the Board of Directors—Audit Committee” above for additional information regarding the role and responsibilities of the Audit Committee.
In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2020, the Audit Committee:
•
Reviewed and discussed the Company’s audited consolidated financial statements with management;

•
Discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and

•
Received the written disclosures and the letters from PricewaterhouseCoopers LLP required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP their independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s 2020 Annual Report, for filing with the SEC.
Audit Committee of the Board of Directors
Roy A. Guthrie, Chairman Peter B. Sinensky Richard A. Smith
Audit Committee’s Pre-Approval Policies and Procedures
Our Audit Committee is responsible for pre-approving all audit services and permitted non-audit services, including the fees and terms thereof, to be performed for us and our subsidiaries by our independent registered public accounting firm, Pricewaterhouse Coopers LLP. The Audit Committee has adopted a pre-approval policy and implemented procedures that provide that all engagements of our independent registered public accounting firm are reviewed and pre-approved by the Audit Committee, except for such services that fall within the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that our Audit Committee approves prior to the completion of the audit. The pre-approval policy also permits the delegation of pre-approval authority to a member of the Audit Committee between meetings of the committee, and any such approvals are reviewed and ratified by the committee at its next scheduled meeting. The Audit Committee has delegated to the Chair of the committee the authority to pre-approve permissible non-audit services.

Independent Auditor Tenure and Rotation
As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. PricewaterhouseCoopers LLP has been OMH’s independent auditor since 2002. PricewaterhouseCoopers LLP rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. The Audit Committee believes there are significant benefits to having an independent auditor with an extensive history with the Company.
Independent Registered Public Accounting Firm Fees and Services
For the years ended December 31, 2020 and 2019, professional services were performed for us by PricewaterhouseCoopers LLP, our independent registered public accounting firm, pursuant to the oversight of our Audit Committee. Set forth below are the fees billed to us by PricewaterhouseCoopers LLP for the years ended December 31, 2020 and 2019. All fees and services were pre-approved in accordance with the Audit Committee’s pre-approval policy.
Year Ended December 31	2020	2019
Audit Fees	$10,188,000	$11,400,000
Audit-Related Fees	871,000	2,224,000
Tax Fees	500,000	—
All Other Fees	9,000	9,000
Total Fees	$11,568,000	$13,633,000
Audit Fees. Audit fees primarily related to the annual audits of the combined consolidated financial statements of OMH and OMFC included in the 2020 Annual Report, the annual audit of internal control over financial reporting for OMH, as required by Section 404 of the Sarbanes-Oxley Act of 2002, the reviews of the combined condensed consolidated financial statements of OMH and OMFC included in the Quarterly Reports on Form 10-Q for OMH and OMFC, and statutory audits of insurance subsidiaries of OMH.
Audit-Related Fees. For 2020 and 2019, audit related fees primarily related to comfort letters issued to underwriters for debt and security offerings, implementation of accounting standards updates, and certain other agreed-upon procedures.
Tax Fees. For 2020, tax fees related to the computation of certain tax credits. We did not pay any fees to our independent registered public accounting firm during 2019 related to tax compliance, tax advice, and tax planning.
All Other Fees. For 2020 and 2019, All Other Fees related to services for our insurance subsidiaries.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2021. The Board is asking stockholders to ratify the appointment. Although SEC regulations and the NYSE listing requirements require the Company’s independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter for stockholders to provide input to the Audit Committee and the Board on a key corporate governance issue. If the appointment of PricewaterhouseCoopers LLP is not ratified, the matter of the appointment of the independent registered public accounting firm will be re-considered by the Audit Committee. Representatives of PricewaterhouseCoopers LLP are expected to be available at the Annual Meeting in person or by phone, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions regarding the Company.
The Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows as of March 31, 2021, the most recent practicable date according to publicly available information, the beneficial ownership of shares of Company common stock by: (i) each present director, including the nominees for re-election at the Annual Meeting; (ii) the Company’s NEOs; (iii) all directors and executive officers of the Company, as a group; and (iv) each stockholder known to the Company to beneficially own more than 5% of Company common stock. As of March 31, 2021, there were 134,477,096 shares of the Company’s common stock issued and outstanding. Beneficial ownership means that the individual has or shares voting power or dispositive power with respect to the shares of Company common stock or the individual has the right to acquire the shares within 60 days following March 31, 2021. Unless otherwise stated, the address for each beneficial owner is c/o Secretary, OneMain Holdings, Inc., 601 NW Second Street, Evansville, Indiana 47708.
	Nature and Amount of Beneficial Ownership
Name	Shares Owned (#)	Percentage
Named Executive Officers and Directors:
Douglas H. Shulman	91,791	*
John C. Anderson(1)	1,150,214	*
Rajive Chadha(2)	15,780	*
Micah R. Conrad	17,155	*
Roy A. Guthrie(3)	29,682	*
Lisa Green Hall(4)	—	*
Valerie Soranno Keating	9,339	*
Aneek S. Mamik(5)	1,180	*
Matthew R. Michelini(4)	—	*
Peter B. Sinensky(4)	—	*
Richard A. Smith(6)	11,339	*
All directors and executiveofficers as a group (10 persons)(7)	176,266	*
5% Stockholders:
Apollo Management Holdings GP, LLC(8)(9)(10)	45,737,500	34.01
Värde Partners, Inc.(9)(10)(11)	9,453,930	7.03
FMR LLC(12)	12,021,217	8.94
The Vanguard Group(13)	6,921,638	5.15

*
Indicates less than one percent.

(1)
Mr. Anderson resigned as Executive Vice President and General Counsel effective January 2, 2020 but remained a non-executive officer employee of the Company through February 21, 2020. The amount included in the table above represents Mr. Anderson’s holdings based on the Company’s records as of his departure date.

(2)
Includes 7,813 beneficially owned shares that Mr. Chadha has the right to acquire within 60 days following March 31, 2021.

(3)
Includes 15,885 beneficially owned shares that Mr. Guthrie has the right to acquire within 60 days following March 31, 2021.

(4)
Ms. Hall and Messrs. Michelini and Sinensky are associated with Apollo Management, L.P. (“Apollo Management”) and its affiliated investment managers, including Apollo Management VIII, L.P. (“Management VIII”), which serves as the manager of Apollo Uniform GP, LLC (“Uniform GP”), the general partner of the Acquisition Entity, which is the beneficial holder of 45,737,500 shares of Company common stock. The table above does not include, with respect to Ms. Hall and Messrs. Michelini and Sinensky, the shares held by the Acquisition Entity, or any securities that may be deemed to be beneficially owned by Apollo Management, or any of the investment managers or investment advisors affiliated with Apollo Management, and each of Ms. Hall and Messrs. Michelini and Sinensky disclaim beneficial ownership of all such securities, except to the extent of his or her pecuniary interest, if any, therein.
(5)
The amount included in the table above represents Mr. Mamik’s personal holdings in the Company’s common stock. Mr. Mamik is an affiliate of Värde and may be deemed to beneficially own the shares of Company common stock through entities affiliated with Värde as described in footnote 11 below, although Mr. Mamik disclaims beneficial ownership of any such shares beneficially owned by Värde except to the extent of his indirect pecuniary interest, if any, in them.

(6)
Includes 7,137 beneficially owned shares that Mr. Smith has the right to acquire within 60 days following March 31, 2021.

(7)
Includes, with respect to all directors and executive officers as of March 31, 2021, as a group, 30,835 beneficially owned shares that may be acquired within 60 days following March 31, 2021.

(8)
All information about Apollo is based on a Schedule 13D/A (the “Apollo Schedule 13D”) filed with the SEC by Apollo Management Holdings GP, LLC and the other reporting persons listed therein on February 18, 2021. As set forth in the Apollo Schedule 13D, each of Apollo Management Holdings GP, LLC, Apollo Management Holdings, L.P., Apollo Management GP, LLC, Apollo Management, L.P., AIF VIII Management, LLC, Management VIII, Uniform GP, and OMH Holdings, L.P. beneficially owns and has shared voting and dispositive power over 45,737,500 shares of Company common stock; each of OMH (ML), L.P and OMH (ML) GP, LLC beneficially owns and has shared dispositive power over 36,283,570 shares of Company common stock; and each of V-OMH (ML) II, L.P and V-OMH (ML) GP II, LLC beneficially owns and has shared voting power over 9,453,930 shares of Company common stock. Various relationships among such persons are described in the Apollo Schedule 13D. As set forth in the Apollo Schedule 13D, the principal address for OMH (ML), L.P, OMH (ML) GP, LLC, and OMH Holdings, L.P. is One Manhattanville Road, Suite 201, Purchase, NY 10577; the principal address for V-OMH (ML) II, L.P and V-OMH (ML) GP II, LLC is 901 Marquette Avenue, South, Suite 3300, Minneapolis, MN 55402; and the principal address of each of Apollo Management Holdings, GP, LLC, Apollo Management Holdings, L.P., Apollo Management GP, LLC, Apollo Management, L.P., AIF VIII Management, LLC, Management VIII, and Uniform GP is 9 West 57th Street, 43rd Floor, New York, NY 10019.

(9)
As of December 16, 2019, the Apollo-Värde Group informed OMH that it has undertaken to pledge all of its 54,937,500 shares of OMH’s common stock beneficially owned at that time pursuant to margin loan agreements and related documentation on a non-recourse basis. The Apollo-Värde Group further informed OMH that the loan to value ratio in connection with the loans on January 22, 2021 was equal to approximately 19%. The Apollo-Värde Group informed OMH that the margin loan agreements contain customary default provisions, and in the event of an event of default under the loan agreements, the lenders thereunder may foreclose upon any and all shares of OMH’s common stock pledged to them.

(10)
See the discussion above under the caption “Certain Relationships and Related Party Transactions—Apollo-Värde Transaction.”

(11)
All information about Värde is based on a Schedule 13D/A (the “Värde Schedule 13D”) filed with the SEC on February 18, 2021 by Värde Partners, Inc. and the other reporting persons listed therein. As set forth in the Värde Schedule 13D, each of Värde Partners, Inc., Värde Partners, L.P., Uniform Investco GP LLC, Uniform Investco LP, Ilfryn C. Carstairs, and George G. Hicks beneficially owns and has shared voting and dispositive power over 9,453,930 shares of Company common stock; each of The Värde Specialty Finance Fund G.P., L.P., The Värde Specialty Finance Fund U.G.P., LLC, and Värde SFLT, L.P., beneficially owns and has shared voting and dispositive power over 2,363,483 shares of Company common stock; each of Värde Credit Partners UGP, LLC, , Värde Credit Partners G.P., L.P., and Värde Credit Partners Master, L.P. beneficially owns and has shared voting and dispositive power over 1,257,373 shares of Company common stock; each of The Värde Fund XII UGP, LLC, The Värde Fund XII G.P., L.P., and The Värde Fund XII (Master), L.P. beneficially owns and has shared voting and dispositive power over 1,635,530 shares of Company common stock; each of The Värde Skyway Fund UGP, LLC, The Värde Skyway Fund G.P., L.P., and The Värde Skyway Master Fund, L.P. beneficially owns and has shared voting and dispositive power over 1,068,294 shares of Company common stock; each of Värde Investment Partners UGP, LLC and Värde Investment Partners G.P., LLC , beneficially owns and has shared voting and dispositive power over 3,129,251 shares of Company common stock; Värde Investment Partners (Offshore) Master, L.P. beneficially owns and has shared voting and dispositive power over 1,096,656 shares of Company common stock; Värde Investment Partners, L.P. beneficially owns and has shared voting and dispositive power over 1,588,260 shares of Company common stock; and The Värde Fund VI-A, L.P. beneficially owns and has shared voting and dispositive power over 444,335 shares of Company common stock. Various relationships among such persons are described in the Värde Schedule 13D. As set forth in the Värde Schedule 13D, the principal address of each of the foregoing persons other than Mr. Carstairs is c/o Värde Partners, Inc., 901 Marquette Avenue South, Suite 3300, Minneapolis, MN 55402; the principal address of Mr. Carstairs is Värde Partners Asia Pte. Ltd., 6 Battery Road #21-01, Singapore 049909.
(12)
All information about FMR LLC (“FMR”) is based on a Schedule 13G/A filed with the SEC on February 8, 2021. FMR reported that it is the beneficial owner of 12,021,217 shares of Company common stock representing 8.950% of our issued and outstanding common stock as of December 31, 2020. FMR also reported that is has sole dispositive power over 12,021,217 shares of common stock and sole voting power over 1,374,184 shares of common stock. In the Schedule 13G/A filed by FMR, FMR disclosed the following: Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B stockholders have entered into a stockholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(13)
All information about The Vanguard Group, Inc. (“TVG”) is based on a Schedule 13G/A filed with the SEC on February 10, 2021. TVG reported that it is the beneficial owner of 6,921,638 shares of Company common stock representing 5.15% of our issued and outstanding common stock as of December 31, 2020. TVG also reported that it has sole dispositive power with respect to 6,798,683 shares of common stock, and shared dispositive power of 122,955 shares of common stock. The address for TVG is 100 Vanguard Blvd., Malvern, PA 19355.

IMPORTANT ADDITIONAL INFORMATION
Other Matters
The Board knows of no other matters to be brought before the Annual Meeting. If matters other than the ones listed in this Proxy Statement properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy will vote the shares represented by the proxy according to their judgment.
Cost of Proxy Solicitation
We are making this solicitation and will pay the expenses of soliciting proxies. Proxies may be solicited in person or by mail, telephone, and electronic transmission on our behalf by our directors, officers, or employees, without additional compensation. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries that are requested to forward soliciting materials to the beneficial owners of the stock held of record by such persons.
Multiple Stockholders Sharing the Same Mailing Address or “Householding”
If you and others who share your mailing address own Company common stock through bank or brokerage accounts, you may have received a notice that your household will receive only one copy of the Proxy Statement and 2020 Annual Report or Notice Regarding the Internet Availability of Proxy Materials. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.
Deadlines for Submission of Proxy Proposals, Nomination of Directors, and Other Business of Stockholders Proposals to be Considered for Inclusion in the Company’s Proxy Materials
Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2022 Annual Meeting of Stockholders must submit their proposals to our Secretary on or before December 14, 2021.
Other Proposals and Nominations
Apart from Exchange Act Rule 14a-8, certain procedures must be followed under our Bylaws for a stockholder to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. If our Annual Meeting is held on May 25, 2021, as expected, any stockholder proposal or director nomination for our 2022 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered untimely under our Bylaws if it is received by us prior to January 25, 2022 or after February 24, 2022. An untimely proposal may not be brought before or considered at our 2022 Annual Meeting of Stockholders. Any stockholder proposal or director nomination submitted must also be made in compliance with our Bylaws. For more information regarding our procedures for director nominations as set forth in our Bylaws, please refer to “Corporate Governance—Criteria and Procedures for Selection of Director Nominees.”
Address to Submit Proposals and Nominations
All stockholder proposals and director nominations must be addressed to OneMain Holdings, Inc., c/o Secretary, 601 NW Second Street, Evansville, Indiana 47708. The chairman of our Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal or director nomination not made in compliance with the foregoing procedures.

COMPANY REPORTS
The Company files annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC’s website, www.sec.gov, contains these reports and other information that the Company files electronically with the SEC.
The Company makes available free of charge through the Investor Relations section of its website at http://investor.onemainfinancial.com, under the heading “Financials & Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and form of proxy, and all amendments to these reports no later than the day on which such materials are first sent to security holders or made public.
We will provide, without charge to each stockholder upon written request, a copy of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and form of proxy, and all amendments to those reports.
Written requests for copies can be made by:
Mail:
Secretary, 601 NW Second Street, Evansville, Indiana 47708

Telephone:
(812) 424-8031

Annex A
ANNEX A:
EMPLOYEE STOCK PURCHASE PLAN
ONEMAIN HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN
1.
Purpose

The purpose of this Plan is to provide eligible Employees the opportunity to acquire an interest (or increase an existing interest) in the Company through the purchase of Common Stock. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (as defined below). Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code.
2.
Definitions

The following terms, when used in the Plan, shall have the following meanings:
(a)
“Board” means the Board of Directors of the Company, as constituted from time to time.

(b)
“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to the Code or to a particular section of the Code shall include references to any related Treasury Regulations and rulings and to successor provisions.

(c)
“Committee” means the Compensation Committee of the Board of Directors, which shall administer the Plan pursuant to the provisions of Section 3(a) below.

(d)
“Common Stock” means common stock, par value $0.01, of the Company.

(e)
“Company” means OneMain Holdings, Inc., a Delaware corporation, its successors and assigns.

(f)
“Compensation” means the base compensation paid by the Company to an Employee with respect to an Offering Period, including base salary and base hourly wages. Compensation shall exclude any amounts not considered by the Company to be part of the Employee’s base salary or base hourly wages. Items excluded from the definition of Compensation include, but are not limited to, such items as commissions, overtime, payouts from the cash bonus program(s), relocation bonuses, expense reimbursements, shift-differential payments, bonuses paid in connection with mergers and acquisitions, differentials and allowances, imputed income pursuant to Section 79 of the Code, income realized as a result of participation in any equity plan maintained by the Company or a Subsidiary, and tuition and other reimbursements. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

(g)
“Employee” means a common-law employee of the Company or a Subsidiary.

(h)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(i)
“Fair Market Value” as of a particular date shall mean the fair market value as determined by the Committee in its sole discretion; provided, however, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market. If the foregoing method of determining fair market value should be inconsistent with Section 423 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

(j)
“General Counsel” means the General Counsel of the Company serving from time to time.

(k)
“Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 6.

(l)
“Plan” means the OneMain Holdings, Inc. Employee Stock Purchase Plan set forth in these pages, as amended from time to time.

(m)
“Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 6.

(n)
“SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

(o)
“Section 16 Person” means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

(p)
“Subsidiary” means a subsidiary as defined in Section 424(f) of the Code, including a corporation that becomes such a subsidiary in the future. Notwithstanding the foregoing, “Subsidiary” shall not include Triton Insurance Company or any direct or indirect subsidiary of the Company that has its principal place of business outside of the United States.

3.
Administration

(a)
The Committee shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan.

(b)
Subject to the provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to:

(i)
define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan;

(ii)
make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and

(iii)
approve any transaction involving a grant, award or other transaction from the Company to a Section 16 Person (other than a Discretionary Transaction, as defined in SEC Rule 16b-3), so as to exempt such transaction under SEC Rule 16b-3; provided, that any transaction under the Plan involving a Section 16 Person also may be approved by the Board, or may be approved or ratified by the stockholders of the Company, in the manner that exempts such transaction under SEC Rule 16b-3.

The Committee may, from time to time, delegate any or all of its duties, powers and authority to any officer or officers of the Company, except to the extent such delegation would be inconsistent with Rule 16b-3 of the Securities and Exchange Commission or other applicable law, rule or regulation.
(c)
The interpretation by the Committee of the terms and provisions of the Plan, and its administration of the Plan, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and Employees, and upon their respective successors and assigns, and upon all other persons claiming under or through any of them.

(d)
No member of the Board or the Committee, nor any officer or Employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or Employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

4.
Stock Subject to the Plan

(a)
Subject to paragraph (c) below, the aggregate number of shares of Common Stock that may be sold under the Plan is 1,000,000.

(b)
If the number of shares of Common Stock that participating Employees become entitled to purchase is greater than the number of shares of Common Stock that are offered in a particular offering or that remain available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such participating Employees in such manner as it deems fair and equitable.

(c)
In the event of any change in the Common Stock, through recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares, spinoff or otherwise, the Committee may make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Common Stock reserved under the Plan, and the price of the current offering; provided that any such adjustments shall be consistent with Sections 423 and 424 of the Code.

(d)
Shares of Common Stock which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued shares of its Common Stock. No fractional shares of Common Stock shall be issued or sold under the Plan.

5.
Eligibility

All Employees of the Company and any Subsidiaries designated by the Committee from time to time will be eligible to participate in the Plan, in accordance with and subject to such rules and regulations as the Committee may prescribe; provided, however, that (a) such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including but not limited to Section 423(b)(3), (4) and (8) thereof), (b) no Employee may be granted an option under the Plan if such Employee, immediately prior to the grant of an option, is a Section 16 Person or has Compensation in excess of an amount designated by the Committee pursuant to Code Section 423(b)(4)(D) (which Compensation amount shall not be less than the amount set forth in Code Section 414(q)(1)(B), as adjusted for inflation by the Internal Revenue Service); (c) no Employee shall be eligible to participate in the Plan if such Employee, immediately prior to the grant of an option, has not met a service requirement designated by the Committee pursuant to Code Section 423(b)(4)(A) (which service requirement may not exceed two years); (d) no Employee shall be eligible to participate in the Plan if his or her customary employment is 20 hours or less per week or for not more than 5 months in any calendar year, unless the Committee determines otherwise on a uniform and non-discriminatory basis; and (e) no Employee may be granted an option under the Plan if such Employee, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of his or her employer corporation or any parent or Subsidiary corporation (within the meaning of Section 423(b)(3) of the Code). For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an Employee, and stock that the Employee may purchase under outstanding options (whether or not such options qualify for the special tax treatment afforded by Code Section 421(a)) shall be treated as stock owned by the Employee; and (f) all participating Employees shall have the same rights and privileges except as otherwise permitted by Section 423(b)(5) of the Code.
6.
Offerings; Participation.

The Committee may establish Offering Periods of up to 27 months’ duration each, to eligible Employees to purchase Common Stock under the Plan, until all shares authorized to be delivered under the Plan have been exhausted or until the Plan is sooner terminated by the Board. Subject to the preceding sentence, the duration and commencement date of any Offering Periods shall be determined by the Committee in its sole discretion; provided that, unless the Committee determines otherwise, a new Offering Period shall commence on the first day of the Company’s first payroll period coinciding with or next following each January 1 after the effective date of this Plan and shall extend through and include the payroll period immediately preceding the payroll period in which the next Offering Period commences. Each Offering

Period may consist of one or more Purchase Periods during which payroll deductions of participating Employees are accumulated under this Plan. While the Plan is in effect, the Committee will determine the duration and commencement date of each Offering Period and Purchase Period, provided that a Purchase Period will in no event end later than the close of the Offering Period in which it begins. Purchase Periods will be consecutive. Subject to such rules, procedures and forms as the Committee may prescribe, an eligible Employee may participate in an Offering Period at such time(s) as the Committee may permit by authorizing a payroll deduction for such purpose of up to a maximum of ten percent of his or her Compensation or such lesser amount as the Committee may prescribe. The Committee may (but need not) permit Employee contributions to be made by means other than payroll deductions, provided that in no event shall an Employee’s contributions from all sources in any Offering Period exceed ten percent of his or her Compensation or such lesser amount as the Committee may prescribe. The Committee may at any time suspend or accelerate the completion of an Offering Period and/or Purchase Period if required by law or deemed by the Committee to be in the best interests of the Company, including in the event of a change in ownership or control of the Company or any Subsidiary. The Company’s obligation to sell and deliver Common Stock under this Plan shall be subject to the approval of any governmental authority whose approval the General Counsel determines is necessary or advisable to obtain in connection with the authorization, issuance or sale of such Common Stock.
7.
Payroll Deductions

(a)
The Company will maintain payroll deduction accounts on its books for all participating Employees. All Employee contributions shall be credited to such accounts. Employee contributions credited to the payroll deduction accounts of participating Employees need not be segregated from other corporate funds and may be used for any corporate purpose.

(b)
At such times as the Committee may permit and subject to such rules, procedures and forms as the Committee may prescribe, a participating Employee may increase, decrease or suspend his or her payroll deduction during an Offering Period, or may withdraw the balance of his or her payroll deduction account and thereby withdraw from participation in an Offering Period. However, an Employee may at any time waive in writing the right or privilege to decrease or suspend his or her payroll deductions or withdraw from participation in a particular Offering Period for a period of at least six months. Any such waiver shall be irrevocable with respect to the period ending six months after the Employee files a superseding written revocation of such waiver with the Company.

(c)
Any balance remaining in any participating Employee’s payroll deduction account at the end of a Purchase Period will be carried forward into the Employee’s payroll deduction account for the following Purchase Period or Offering Period, as the case may be. In no event will the balance carried forward be equal to or greater than the purchase price of one share of Common Stock as determined under Section 8(c) below. Any excess may be refunded to the Employee or carried forward into the Employee’s payroll deduction account for the following Purchase Period or Offering Period, in the discretion of the Committee. Upon termination of the Plan, all amounts in the accounts of participating Employees shall be carried forward into their payroll deduction accounts under a successor plan, if any, or refunded to them, as the Committee may decide.

(d)
In the event of the termination of a participating Employee’s employment for any reason, his or her participation in any Offering Period under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan and the balance in the Employee’s account shall be paid to the Employee, or, in the event of the Employee’s death, to the Employee’s beneficiary under the Company’s basic group life insurance program.

8.
Purchase; Limitations

(a)
Within the limitations of Section 8(d) below, each Employee participating in any Offering Period under the Plan will be granted an option, upon the effective date of such Offering Period, for as many full shares of Common Stock as can be purchased by the amount of funds in his or her payroll deduction account (including any contributions made by means other than payroll deductions) on the last day of the applicable Purchase Period.

(b)
As of the last day of the Purchase Period(s) applicable to an Offering Period, the payroll deduction account of each participating Employee shall be totaled. Subject to the provisions of Section 7(b) above and 8(d) below, if such account contains sufficient funds as of that date to purchase one or more full shares of Common Stock at the price determined under Section 8(c) below, the Employee shall be deemed to have exercised an option to purchase the largest number of full shares of Common Stock at the price determined under Section 8(c) below that his or her payroll deduction account will permit; such Employee’s account will be charged for the amount of the purchase, and for all purposes under the Plan the Employee will be deemed to have acquired the shares on that date; and either a stock certificate representing such shares will be issued to him or her, or the Company’s registrar will make an entry on its books and records evidencing that such shares have been duly issued or transferred as of that date, as the Committee may direct.

(c)
Unless the Committee determines before the effective date of an Offering Period that the “Lookback Price” (as defined below), or a higher price that complies with Section 423 of the Code, shall apply, the purchase price of the shares of Common Stock that are to be sold under the Offering Period shall be an amount equal to 85 percent of the Fair Market Value of the Common Stock as of the last day of the applicable Purchase Period. For purposes of this Section 8(c), in the event that the Committee determines before the effective date of an Offering Period that the purchase price of the shares of Common Stock that are to be sold under the Offering Period shall be the Lookback Price, such Lookback Price shall be an amount equal to: the lesser of (i) an amount equal to 85 percent (or a higher price that complies with Section 423 of the Code) of the Fair Market Value of the Common Stock at the time such option is granted, or (ii) an amount equal to 85 percent (or a higher price that complies with Section 423 of the Code) of the Fair Market Value of the Common Stock as of the last day of the applicable Purchase Period.

(d)
In addition to any other limitations set forth in the Plan, (i) no participating Employee may purchase in any Offering Period more than the number of shares of Common Stock determined by dividing the Employee’s annual Compensation as of the first day of the Offering Period, or $25,000, whichever is less, by the Fair Market Value of a share of Common Stock at such day, and (ii) no participating Employee may be granted an option under the Plan that permits his or her rights to purchase stock under the Plan, and any other stock purchase plan of his or her employer corporation and its parent and subsidiary corporations that is qualified under Section 423 of the Code, to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding at any time. The Committee may further limit the amount of Common Stock that may be purchased by any Employee during an Offering Period in accordance with Section 423(b)(5) of the Code.

9.
No Transfer

(a)
No option, right or benefit under the Plan (including any derivative security within the meaning of paragraph (a)(2) of SEC Rule 16b-3) may be transferred by a participating Employee, whether by will, the laws of descent and distribution, or otherwise, and all options, rights and benefits under the Plan may be exercised during the participating Employee’s lifetime only by such Employee.

(b)
Book entry accounts and certificates for shares of Common Stock purchased under the Plan may be maintained or registered, as the case may be, only in the name of the participating Employee or, if such Employee so indicates on his or her payroll deduction authorization form, in his or her name jointly with a member of his or her family, with right of survivorship. An Employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have book entry accounts maintained and certificates registered in the Employee’s name as tenant in common with a member of the Employee’s family, without right of survivorship.

(c)
The Committee may determine, in its sole discretion, that no shares of Common Stock purchased under the Plan may be sold, pledged, hypothecated, transferred, or otherwise disposed of by a participating Employee or his or her successors for a specified period of time following the date such shares were purchased by the participating Employee, other than by will or pursuant to the laws of descent and distribution.

10.
Effective Date and Duration of Plan

The Plan shall become effective when adopted by the Board, provided that the stockholders of the Company approve it within 12 months thereafter at a duly held stockholders’ meeting. If not so approved by stockholders, the Plan shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board, and may continue in effect thereafter with respect to any options outstanding at the time of such termination if the Board so provides.
11.
Amendment and Termination of the Plan

The Plan may be amended by the Board, without stockholder approval, at any time and in any respect, unless stockholder approval of the amendment in question is required under Delaware law, the Code (including without limitation Code Section 423 and Treasury Regulation Section 1.423-2(c)(4) thereunder), any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company may intend Section 16 Persons to qualify, any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan provisions (if any) that determine the amount, price and timing of option grants to Section 16 Persons may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder, unless the General Counsel determines that such restriction on amendments is not necessary to secure or maintain any exemption from Section 16 of the Exchange Act for which the Company may intend Section 16 Persons to qualify. The Plan may also be terminated at any time by the Board.
12.
General Provisions

(a)
Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as an Employee of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.

(b)
No person shall have any rights as a stockholder of the Company with respect to any shares optioned under the Plan until such shares are issued or transferred to him or her.

(c)
All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any participant.

(d)
The Plan shall be governed by and construed under the laws of the State of Delaware, without giving effect to the principles of conflicts of laws of that State.

(e)
The Plan and each offering under the Plan are intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Transactions under the Plan by or with respect to Section 16 Persons, if any, are also intended to qualify for exemption under SEC Rule 16b-3, unless the Committee specifically determines otherwise. Every provision of the Plan shall be administered, interpreted and construed to carry out those intentions, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

ONEMAIN HOLDINGS, INC. ATTN: SECRETARY601 N.W. SECOND STREET EVANSVILLE, INDIANA 47708 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D43984-P53782KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY ONEMAIN HOLDINGS, INC.The Board of Directors recommends you vote FOR all the nominees listed under Proposal 1, FOR Proposal 2, and FOR Proposal 3.1.To elect three Class II directors to serve until the 2024 Annual Meeting of Stockholders. Nominees 01)Lisa Green Hall02)Matthew R. Michelini03)Douglas H. Shulman ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!! For Against Abstain 2.To approve the OneMain Holdings, Inc. Employee Stock Purchase Plan. 3.To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for OneMain Holdings, Inc. for the year ending December 31, 2021. NOTE: The proxies are authorized to vote at their discretion upon any other matter that may properly come before the meeting or any adjournment or postponement thereof. ! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and 2020 Annual Report are available at www.proxyvote.com.D43985-P53782ONEMAIN HOLDINGS, INC.Annual Meeting of StockholdersMay 25, 2021 1:00 P.M. Local TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Douglas H. Shulman, Micah R. Conrad, Adam L. Rosman, and Jack R. Erkilla, or any of them as proxies, each with the power to appoint a substitute and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, and at their discretion on any matter that may properly come before the meeting, all of the shares of common stock of OneMain Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders and any adjournment(s) or postponement(s) thereof, to be held at 1:00 P.M., Local Time, on Tuesday, May 25, 2021, at 1011 Centre Road, Suite 402, Wilmington, DE 19805. This proxy hereby revokes any proxies previously submitted by the stockholder with respect to the shares represented by this proxy.IF NO OTHER INDICATION IS MADE ON AN EXECUTED PROXY CARD, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETINGOR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARDPROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side